As filed with the Securities and Exchange Commission on March 28, 2019

Securities Act Registration No. 2-27058

Investment Company Act File No. 811-1519

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 75

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 53

State Farm Associates’ Funds Trust

(Exact name of Registrant as Specified in Charter)

One State Farm Plaza, Bloomington, Illinois	61710-0001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 447-0740

Alan Goldberg
Joe R. Monk	Stradley Ronon Stevens & Young, LLP
One State Farm Plaza	191 North Wacker Drive, Suite 1601
Bloomington, Illinois 61710-0001	Chicago, Illinois 60606

(Names and addresses of agents for service)

Amending Parts A, B and C, and filing exhibits

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to rule 485(b)

☒	on April 1, 2019 pursuant to rule 485(b)

☐	60 days after filing pursuant to rule 485(a)(1)

☐	on pursuant to Rule 485(a)(1)

☐	75 days after filing pursuant to rule 485(a)(2)

☐	on pursuant to rule 485(a)(2)

April 1, 2019

State Farm® Associates' Funds Trust

P R O S P E C T U S

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

To enroll in electronic delivery of mutual funds documents, please call one of our representatives at 800-447-0740 between 8:00 a.m. and 6:00 p.m. CT, Monday through Friday.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by calling 1-800-447-0740.

You may elect to receive all future reports in paper free of charge. You may call 1-800-447-0740 to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with State Farm Mutual Funds.

State Farm Associates’ Funds Trust

•	State Farm Growth Fund (STFGX)
•	State Farm Balanced Fund (STFBX)
•	State Farm Interim Fund (SFITX)
•	State Farm Municipal Bond Fund (SFBDX)

ONE STATE FARM PLAZA

BLOOMINGTON, ILLINOIS 61710-0001

Offered to the Agents and Employees of the State Farm Insurance

Companies and their families

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS—APRIL 1, 2019

INVESTMENTS, EXPENSES, STRATEGIES, RISKS AND PERFORMANCE

STATE FARM GROWTH FUND

(STFGX)

Investment Objective:    State Farm Associates’ Funds Trust Growth Fund (the “Fund” or the “Growth Fund”) seeks long-term growth of capital, which may be supplemented by income.

What are the costs of investing in the Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None	*

*

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Management fees	0.10%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.12%

Example    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year	After 3 years	After 5 years	After 10 years
$12	$39	$68	$154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests under normal circumstances at least 80% of its assets in common stocks and other income-producing equity securities. State Farm Investment Management Corp. (the “Manager”), investment adviser to the Fund, chooses stocks for the Fund’s portfolio for their long-term potential to generate capital gains, but may also consider a stock’s long-term potential to generate growth in income. Although there is no restriction on the size of the companies in which the Fund invests, ordinarily most of the Fund’s investments are in companies with market capitalizations of at least $1.5 billion at the time of investment.

In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

In general, the Manager employs a long-term ownership strategy, which emphasizes buying and holding securities as long-term investments. However, the Manager may sell securities the Fund holds at any time and for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.     The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Market Risk.     Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

3

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•

Tax Risk.     The Fund’s long-term ownership strategy historically has resulted in a low rate of turnover in its portfolio. Therefore, the Fund has accumulated a large amount of unrealized capital gains, and distribution of such gains to shareholders may be larger than the capital gain distributions made by other similar mutual funds. Should the Manager sell any appreciated assets, shareholders generally will receive their proportional share of the resulting realized capital gains regardless of how long they owned such shares. As a result, unless you are purchasing shares of the Fund through a tax-advantaged account (such as an IRA), buying such shares at a time when the Fund has unrealized gains might eventually cost you money in taxes.

•

Long-term Ownership Strategy Risk.     The Fund’s investment approach generally emphasizes buying and holding securities over long periods. As such, the Fund could continue to hold certain securities through adverse cycles for those securities rather than selling them, which could cause the Fund to underperform compared to a fund that has invested in similar securities but actively shifts its portfolio assets to take advantage of market opportunities and that does not seek reduced portfolio turnover. In determining which portfolio securities to sell, the Manager considers, and seeks to mitigate, the amount of capital gains that may be realized by such sale.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund’s returns year by year. The table compares the Fund’s average annual total returns for the periods listed to a broad-based market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Growth Fund is available at https://www.statefarm.com/finances/mutual-funds/resources/associate-funds-performance or by calling 1-800-447-0740.

The Fund’s best and worst quarters during the last 10 years were:

Best quarter: 12.70%,

during the second quarter of 2009.

Worst quarter: -14.26%,

during the third quarter of 2011.

The following table shows certain Average Annual Total Returns on an investment in the Fund compared to changes in the Standard & Poor’s 500® Stock Index for the 1-, 5- and 10-year periods ended December 31, 2018. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

Average Annual Total Returns (For the periods ended December 31, 2018)
Growth Fund	1 Year	5 Year	10 Year
Return Before Taxes	-5.31%	6.53%	9.72%
Return After Taxes on Distributions	-6.22%	5.25%	8.84%
Return After Taxes on Distributions & Sale of Fund Shares	-2.51%	4.98%	7.92%
S&P 500® Index (reflects no deduction for expenses or taxes)	-4.38%	8.49%	13.11%

4

Fund Management

The Manager serves as investment adviser to the Fund and uses an individual portfolio manager to manage the Fund’s investments.

Portfolio Manager	Length of Service	Primary Title
Paul Eckley	Since 1991	Senior Vice President—Investments, State Farm Mutual Automobile Insurance Company

Purchase and Sale of Fund Shares

Minimum Investments:

To open an account by check	$250 (per fund)
To open an account by payroll deduction	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investment by payroll deduction	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-0740, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains. Dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

5

STATE FARM BALANCED FUND

(STFBX)

Investment Objective:    State Farm Associates’ Funds Trust Balanced Fund (the “Fund” or the “Balanced Fund”) seeks long-term growth of principal while providing some current income.

What are the costs of investing in the Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None	*

*

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Management fees	0.11%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.13%

Example    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year	After 3 years	After 5 years	After 10 years
$13	$42	$73	$166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in common stocks and bonds in varying proportions according to prevailing market conditions and the judgment of State Farm Investment Management Corp. (the “Manager”), investment adviser to the Fund. Under normal market conditions, the Fund invests approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of its total assets. The Manager chooses stocks for the Fund’s portfolio for their long-term potential to generate capital gains, but may also consider a stock’s long-term potential to generate growth in income. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund’s common stock investments are in companies with market capitalizations of at least $1.5 billion at the time of investment.

The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, including investment grade bonds issued by U.S. companies and U.S. government and agency obligations. The Fund invests in bonds to provide relative stability of principal and income. Under most circumstances, the Fund’s investments in bonds are primarily in intermediate term (5 to 10 years) investment grade securities. Although usually the majority of the Fund’s assets are invested in common stocks, the Fund may, for a time, choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities.

The Fund generally keeps its investments as long as the Manager believes that they still are generating appropriate income or meet credit standards (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks).

In making investment decisions on specific securities, the Manager looks for companies with one or more of the following characteristics:

•	Strong cash flow and a recurring revenue stream

•	A strong industry position

•	A strong financial position

•	Strong management with a clearly defined strategy

•	Capability to develop new or superior products or services

In general, the Manager employs a long-term ownership strategy, which emphasizes buying and holding securities as long-term investments. However, the Manager may sell securities the Fund holds at any time and for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or

6

other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk. The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Market Risk. Stock prices may fluctuate widely over short or even extended periods in response to company, market, or economic news. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

•

Interest Rate Risk and Call Risk. The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•

Tax Risk. The Fund’s long-term ownership strategy historically has resulted in a low rate of turnover in its portfolio. Therefore, the Fund has accumulated a large amount of unrealized capital gains, and distribution of such gains to shareholders may be larger than the capital gain distributions made by other similar mutual funds. Should the Manager sell any appreciated assets, shareholders generally will receive their proportional share of the resulting realized capital gains regardless of how long they owned such shares. As a result, unless you are purchasing shares of the Fund through a tax-advantaged account (such as an IRA), buying such shares at a time when the Fund has unrealized gains might eventually cost you money in taxes.

•

Long-term Ownership Strategy Risk. The Fund’s investment approach generally emphasizes buying and holding securities over long periods. As such, the Fund could continue to hold certain securities through adverse cycles for those securities rather than selling them, which could cause the Fund to underperform compared to a fund that has invested in similar securities but actively shifts its portfolio assets to take advantage of market opportunities and that does not seek reduced portfolio turnover. In determining which portfolio securities to sell, the Manager considers, and seeks to mitigate, the amount of capital gains that may be realized by such sale.

•

Income Risk. The risk that the income from the bonds the Fund holds will decline. This risk applies when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple market cycles. Because of market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund’s returns year by year. The table compares the Fund’s average annual total returns for the periods listed to broad-based market indices. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Balanced Fund is available at https://www.statefarm.com/finances/mutual-funds/resources/associate-funds-performance or by calling 1-800-447-0740.

The Fund’s best and worst quarters during the last 10 years were:

Best quarter: 8.48%,

during the third quarter of 2009.

Worst quarter: -7.24%,

during the third quarter of 2011.

The following table shows certain Average Annual Total Returns on an investment in the Fund compared to market indices for the 1-, 5- and 10-year periods ended December 31, 2018. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund

7

Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

Average Annual Total Returns (For the periods ended December 31, 2018)
Balanced Fund	1 Year	5 Year	10 Year
Return Before Taxes	-3.52%	5.09%	7.08%
Return After Taxes on Distributions	-4.45%	3.81%	6.01%
Return After Taxes on Distributions & Sale of Fund Shares	-1.69%	3.68%	5.43%
S&P 500® Index (reflects no deduction for expenses or taxes)	-4.38%	8.49%	13.11%
Barclays Intermediate Gov/Credit Index (reflects no deduction for expenses or taxes)	0.88%	1.86%	2.90%

Fund Management

The Manager serves as investment adviser to the Fund and uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Service	Primary Title
Paul Eckley	Since 1991	Senior Vice President—Investments, State Farm Mutual Automobile Insurance Company

John Malito	Since 2016	Assistant Vice President—State Farm Investment Management Corp.; Investment Professional—State Farm Mutual Automobile Insurance Company

Lisa Rogers	Since 2016	Assistant Vice President—State Farm Investment Management Corp.; Investment Executive—State Farm Mutual Automobile Insurance Company

Purchase and Sale of Fund Shares

Minimum Investments:

To open an account by check	$250 (per fund)
To open an account by payroll deduction	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investment by payroll deduction	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-0740, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains. Dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

8

STATE FARM INTERIM FUND

(SFITX)

Investment Objective:    State Farm Associates’ Funds Trust Interim Fund (the “Fund” or the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility.

What are the costs of investing in the Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None	*

*

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Management fees	0.12%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.17%

Example    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year	After 3 years	After 5 years	After 10 years
$17	$55	$96	$217

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in high quality debt securities with short- and intermediate-term maturities, including:

•	U.S. government and agency obligations,

•	high quality corporate obligations, and

•	high quality commercial paper and other money market instruments.

State Farm Investment Management Corp. (the “Manager”), investment adviser to the Fund, typically distributes the Fund’s investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may purchase securities maturing in up to 15 years. The Manager buys securities for the Fund with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices. The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting credit analyses of the issuers. Generally, the Manager will sell securities in order to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•	Credit Risk. The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit

9

quality of the issuer falls. Corporate bonds are subject to greater credit risk than U.S. Government bonds.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•

Income Risk.    The risk that the income from the bonds the Fund holds will decline. This risk applies when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

An investment in the Fund may be appropriate for you if you are seeking a fixed income investment with more price stability than an investment in long-term bonds.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund’s returns year by year. The table compares the Fund’s average annual total returns for the periods listed to a broad-based market index. This information is intended to help you assess the variability of Fund returns over the periods indicated (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Interim Fund is available at https://www.statefarm.com/finances/mutual-funds/resources/associate-funds-performance or by calling 1-800-447-0740.

The Fund’s best and worst quarters during the last 10 years were:

Best quarter: 1.74%,

during the fourth quarter of 2018.

Worst quarter: -1.40%,

during the second quarter of 2013.

The table below shows certain Average Annual Total Returns on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2018. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

Average Annual Total Returns (For the periods ended December 31, 2018)
Interim Fund	1 Year	5 Year	10 Year
Return Before Taxes	1.39%	1.02%	1.17%
Return After Taxes on Distributions	0.78%	0.48%	0.50%
Return After Taxes on Distribution & Sale of Fund Shares	0.82%	0.54%	0.63%
Barclays 1-5 Year U.S. Treasury Index (reflects no deduction for expenses or taxes)	1.51%	1.06%	1.33%

10

Fund Management

The Manager serves as investment adviser to the Fund and uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Service	Primary Title

John Malito	Since 2016	Assistant Vice President—State Farm Investment Management Corp.; Investment Professional— State Farm Mutual Automobile Insurance Company

Lisa Rogers	Since 2016	Assistant Vice President—State Farm Investment Management Corp.; Investment Executive—State Farm Mutual Automobile Insurance Company

Purchase and Sale of Fund Shares

Minimum Investments:

To open an account by check	$250 (per fund)
To open an account by payroll deduction	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investment by payroll deduction	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-0740, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains. Dividends and capital gain distributions you receive from the Fund also may be subject to state and local taxes.

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STATE FARM MUNICIPAL BOND FUND

(SFBDX)

Investment Objective:    The State Farm Associates’ Funds Trust Municipal Bond Fund (the “Fund” or the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

What are the costs of investing in the Fund?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum sales charge	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None	*

*

For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage

of the value of your investment)

Management fees	0.11%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.16%

Example    This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After 1 year	After 3 years	After 5 years	After 10 years
$16	$52	$90	$205

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The Fund invests primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project) with maturities of one to seventeen years, although from time to time State Farm Investment Management Corp. (the “Manager”), investment adviser to the Fund, may purchase issues with longer maturities. A majority of the Fund’s investments are in issues with maturities longer than five years. Dividends from the Fund largely will be exempt from federal income tax and, at the present time, the Fund does not intend to purchase municipal obligations that are subject to federal alternative minimum tax unless these bonds provide greater potential for return on an after-tax basis than other alternatives.

The Fund normally invests at least 70% of its total assets in municipal bonds rated A or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), meaning that up to 30% of the Fund’s total assets may be invested in medium and lower-quality bonds.

The Manager frequently will hold individual municipal bonds within the Fund for a long period of time, possibly until the bond matures or until it is called. The Manager may sell individual securities for several reasons including: fundamental deterioration of municipality prospects, liquidity needs or other portfolio management considerations, tax considerations, or better alternatives exist.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or another government agency. An investor in the Fund is subject to the following types of risks:

•

Management Risk.    The assessment by the Fund’s investment adviser of the securities to be purchased or sold by the Fund may prove incorrect, resulting in losses or poor performance, even in a rising market.

•

Interest Rate Risk and Call Risk.    The risk that the bonds the Fund holds may decline in value due to an increase in interest rates. All bonds, including those issued by the U.S. Government, are subject to interest rate risk. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter

12

maturities. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond.

•

Credit Risk and Municipal Bond Risk.    The risk that a bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Municipal securities can be significantly affected by political changes as well as uncertainties related to taxation, legislative changes or the rights of municipal security holders.

•	Inflation Risk. The risk that the value of the assets or income from an investment will be worth less in the future as inflation decreases the value of money.

•	Liquidity Risk. The investment adviser to the Fund may have difficulty selling securities the Fund holds at the time it would like to sell, and at the value the Fund has placed on those securities.

•

Income Risk.    The risk that the income from the bonds the Fund holds will decline. This risk applies when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

An investment in the Fund may be appropriate for you if you are seeking to reduce taxes on your investment income. This is not an appropriate investment for a tax-deferred account like an IRA or 401(k) plan.

Investment Results

The following bar chart and table illustrate certain risks of investing in the Fund. The bar chart shows the changes in the Fund’s returns year by year. The table compares the Fund’s average annual total returns for the periods listed to a broad-based market index. This information is intended to help you assess the variability of Fund returns over the periods listed (and consequently, the potential rewards and risks of a Fund investment). The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information for the Municipal Bond Fund is available at https://www.statefarm.com/finances/mutual-funds/resources/associate-funds-performance or by calling 1-800-447-0740.

The Fund’s best and worst quarters during the last 10 years were:

Best quarter: 4.38%,

during the third quarter of 2009.

Worst quarter: -3.18%,

during the fourth quarter of 2010.

The following table shows certain Average Annual Total Returns on an investment in the Fund compared to a market index for the 1-, 5- and 10-year periods ended December 31, 2018. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. “Return After Taxes on Distributions” shows the effect of taxable distributions, but assumes that you still hold Fund shares at the end of the period and that you do not have any taxable gain or loss on the disposition of your Fund shares. “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that you would realize if you purchased Fund shares at the beginning of the specified period and sold Fund shares at the end of the specified period. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as individual retirement accounts. In some instances the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return Before Taxes” because the investor is assumed to be able to use the capital loss on the sale of the Fund shares to offset other taxable gains.

Average Annual Total Returns (For the periods ended December 31, 2018)
Municipal Bond Fund	1 Year	5 Year	10 Year
Return Before Taxes	1.35%	3.03%	3.82%
Return After Taxes on Distributions	1.34%	3.02%	3.81%
Return After Taxes on Distribution & Sale of Fund Shares	2.00%	3.07%	3.79%
Barclays 7-year Municipal Bond Index (reflects no deduction for expenses or taxes)	1.66%	2.98%	4.01%

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Fund Management

The Manager serves as investment adviser to the Fund and uses individual portfolio managers to manage the Fund’s investments.

Portfolio Manager	Length of Service	Primary Title
Robert Reardon	Since 1998	Assistant Vice President—State Farm Investment Management Corp.; Investment Executive—State Farm Mutual Automobile Insurance Company

Mike Zaroogian	Since 2016	Assistant Vice President—State Farm Investment Management Corp.; Investment Professional— State Farm Mutual Automobile Insurance Company

Purchase and Sale of Fund Shares

Minimum Investments:

To open an account by check	$250 (per fund)
To open an account by payroll deduction	$50 (per fund)
Subsequent investments by check, automated clearing house (ACH) or automatic investing	$50 (per fund)
Subsequent investment by payroll deduction	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-0740, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that will largely be exempt from regular federal income tax, because the Municipal Bond Fund invests primarily in municipal bonds. The dividends from the Municipal Bond Fund may be subject to state and local taxes. The Municipal Bond Fund will provide you annually with state-by-state sources of its income.

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HOW THE FUNDS INVEST

General.    Each Fund has its own investment objective. The Board of Trustees of State Farm Associates’ Fund Trust (the “Trust”) may change those investment objectives without a vote of the Trust’s shareholders.

Growth Fund

Common Stocks.    The Growth Fund invests most of its assets in common stocks and other income-producing equity securities. The Manager chooses stocks for the Fund for their long-term potential to generate capital gains, but may also consider a stock’s potential to generate growth in income. Although there is no restriction on the size of the companies in which the Growth Fund may invest, ordinarily most of the Fund’s investments are in companies with market capitalizations of at least $1.5 billion at the time of investment.

Short-term Investments.    Under normal circumstances, the Fund is substantially invested in common stocks. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager determines that market or economic conditions warrant a temporary defensive position, the Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, the Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Foreign Stocks.    The Growth Fund may not invest more than 20% of the market value of its total assets (at the time of investment) in foreign securities and depositary receipts which are not publicly traded in the United States, including foreign securities issued by companies located in emerging market countries. Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments particularly with respect to emerging market countries.

Balanced Fund

The Balanced Fund invests in common stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

Common Stocks.    The Fund invests approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Manager chooses stocks for the Fund’s portfolio for their long-term potential to generate capital gains, but may also consider a stock’s long-term potential to generate growth in income. Although there is no restriction on the size of companies in which the Fund may invest, ordinarily most of the Fund’s common stock investments are in companies with market capitalizations of at least $1.5 billion at the time of investment.

Fixed Income Securities.    The Fund invests in bonds to provide relative stability of principal and income. Under most circumstances, the Fund’s investments in bonds are primarily in intermediate term investment grade securities. Although the majority of the Fund’s assets usually are invested in common stocks, the Fund may, for a time, choose to invest as much as 75% of its total assets in fixed income securities, including short-term fixed-income securities.

In choosing bonds for the Fund, the Manager looks for issuers that it believes will be able to meet their obligations promptly, even under adverse business conditions, and whose issues have an attractive combination of yield, maturity and liquidity.

The Fund invests in debt securities issued by U.S. companies and U.S. government and agency obligations that are “investment grade”—that is, rated within the four highest grades (AAA/Aaa to BBB/Baa) assigned by S&P or Moody’s or, if unrated, determined by the Manager to be of comparable quality. Bonds rated below BBB by S&P or below Baa by Moody’s have speculative characteristics, and are commonly referred to as “junk bonds” and present a higher degree of credit risk. For more information, see “Description of Bond Ratings” in the Statement of Additional Information (“SAI”).

Short-term Investments.    The Balanced Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. If the Manager determines that market or economic conditions warrant a temporary defensive position, the Balanced Fund may hold up to 100% of its assets in cash, cash equivalents or other temporary investments such as short-term government or corporate obligations. During those periods, the Fund may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Foreign Stocks.    Like the Growth Fund, the Balanced Fund may not invest more than 20% of the market value of its total assets (at the time of investment) in foreign securities and depositary receipts which are not publicly traded in the United States, including foreign securities issued by companies located in emerging market countries. Foreign investing provides opportunities different from those available in the U.S. and risks which in some ways may be greater than in U.S. investments particularly with respect to emerging market countries.

The Fund generally keeps its investments as long as the Manager believes that they are generating appropriate income or meet credit standards (for bonds) or have the potential, over the long-term, to generate capital gain or growth in income (for common stocks).

Interim Fund

The Interim Fund invests in high quality debt securities with short- and intermediate-term maturities.

Quality.    The Fund invests in the following types of securities:

•

Obligations of or guarantees by the U.S. government, its agencies or instrumentalities that may be supported by the full faith and credit of the U.S. Treasury or may be supported only by the credit of the particular agency or instrumentality.

•	Corporate debt securities that Moody’s or S&P rates high grade or better or, if unrated, that the Manager considers to be of comparable quality.

15

•	Commercial paper and other money market instruments that Moody’s rates Prime-1, Prime-2 or Prime-3 or that the Manager considers to be of comparable quality.

One of the risks of investing in an investment grade debt security is that the security might lose its rating, or its rating might be reduced to below investment grade. If either of those occurs, the Fund is not required to sell the security, but the Manager will consider the reasons for the loss or change of the rating in determining whether or not to sell that security.

Maturity.    The Interim Fund’s investments are typically distributed in varying amounts among securities maturing in up to six or seven years from the time of purchase, but occasionally may extend to securities maturing in up to 15 years. The Manager from time to time may change the average maturity of the Fund’s holdings, generally based on the prospective yields and price changes among securities of different qualities, interest rates and maturities.

The yields on securities that are generally of the same quality are usually higher for issues with longer maturities than those with shorter maturities. The Fund often buys securities with shorter maturities, even though they tend to produce less income, because they generally also have less volatile prices.

At certain times, yields available from securities with shorter maturities may exceed those on securities of comparable quality with longer maturities. When these bond market conditions prevail, the Manager may choose to forego the higher yield and greater price stability of short-term securities if, in its judgment, a higher average yield over time will result from investing in issues with longer maturities.

The Manager will seek to hold the securities in which the Fund invests until they mature, but it may sell them earlier. The Manager purchases bonds after conducting credit analyses of the issuers. The Manager seeks to purchase bonds that offer yields which are commensurate with the credit quality of the issuer. Generally, the Manager will sell securities to meet a large volume of redemptions, to reposition the maturity structure of the portfolio or to adjust credit risk of the portfolio.

Short-term Investments.    The Interim Fund may invest without limit in short-term government or corporate obligations and hold cash on behalf of the Fund in an interest-bearing demand bank savings account or mutual fund money market account as a temporary measure pending investment in securities. The Fund may take a temporary defensive position in attempting to respond to adverse market, economic, political or other conditions. During those periods, the Fund’s assets may not be invested in accordance with its strategy and the Fund might not achieve its investment objective.

Municipal Bond Fund

The Municipal Bond Fund invests primarily in a diversified selection of municipal bonds.

States, territories, local governments and municipalities issue municipal bonds to raise money for various purposes (for example, to pay for a road construction project, or to build an airport). The Municipal Bond Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. To reduce this risk, the Fund will only purchase these types of bonds if the Manager believes the issuer has a strong incentive to continue making appropriations until maturity. The interest on a municipal bond is generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income taxes. The Fund does not currently intend to purchase municipal obligations whose interest would be subject to the alternative minimum tax unless these bonds provide greater potential for return on an after-tax basis than other alternatives.

The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

The Fund frequently will hold individual municipal bonds for a long period of time, possibly until the bond matures or until it is called. The Manager may sell individual securities for several reasons including: fundamental deterioration of municipality prospects, liquidity needs or other portfolio management considerations, tax considerations, or better alternatives exist.

Quality.    Under ordinary circumstances at least 70% of the Fund’s total assets will consist of municipal bonds rated A or better by Moody’s or S&P, money market securities and cash. Up to 30% of the Fund’s total assets may be invested in municipal bonds that are unrated or rated less than A by Moody’s or by S&P.

Lower-rated municipal bonds and fixed income securities generally carry a greater degree of risk than higher-rated municipal bonds. Bonds rated below BBB by S&P or below Baa by Moody’s have speculative characteristics, and are commonly referred to as “junk bonds” and present a higher degree of credit risk. For more information, see “Description of Bond Ratings” in the Statement of Additional Information.

Maturity.    The Fund invests primarily in a diversified selection of municipal bonds with maturities of one to seventeen years, although from time to time the Manager may purchase issues with longer maturities. A majority of the Fund’s investments are in issues with maturities longer than five years.

Short-term Investments.    The Fund will hold assets not invested in municipal bonds as cash or will invest in interest-bearing demand notes, bank savings accounts and high grade money market securities or U.S. Treasury securities. In attempting to respond to adverse market, economic, political or other conditions, as a temporary defensive measure, the Fund may invest without limit in cash or money market securities. During those periods, the Fund’s assets may not be invested in accordance with its strategy, and the Fund may not achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures regarding the disclosure of the Funds’ portfolio securities is available in the SAI.

16

MORE INFORMATION ON RISKS

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose some or all of the money you invested. Before you invest, you should carefully consider the risks that you assume when you invest in the Funds. There may be other risks that are not listed herein that could cause the value of your investment in a Fund to decline and that could prevent a Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that a Fund may use. For additional information regarding the risks of investing in a Fund, please refer to the SAI.

Management Risk.    That is, the Funds are actively managed and could experience losses if the Manager’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made by a Fund’s portfolio proved to be incorrect. There can be no guarantees that these techniques or the Manager’s investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the Manager in connection with managing the Fund and may also adversely affect the ability of a Fund to achieve its investment goal.

Market Risk.    The Growth Fund and Balanced Fund are subject to market risks associated with investments in common stocks. Stock prices may fluctuate widely over short or even extended periods in response to company, market or economic news. That is, securities or other investments may decline in value due to factors affecting individual issuers, securities markets generally or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. Stock markets also tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by a Fund will participate in or otherwise benefit from the advance.

Foreign Investing Risk.    The Growth Fund and Balanced Fund are subject to the risks of foreign investing which include: fluctuations in exchange rates of foreign currencies; imposition of exchange control regulations or currency restrictions; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards, settlement periods and trading practices; less liquidity, frequently greater price volatility and higher transaction costs; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

Investing in countries outside the U.S. also involves political risk. A foreign government might restrict investments by foreigners, expropriate assets, seize or nationalize foreign bank deposits or other assets, establish exchange controls or enact other policies that could affect investment in these nations.

Investing in foreign securities issued by companies located in emerging market countries may present heightened risks compared to investing in foreign securities issued by companies in more developed foreign markets. Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets.

Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions.

Smaller Company Size Risk.    The Growth Fund’s and Balanced Fund’s investments in securities with market capitalizations of less than $5 billion presents risks that may be greater than investments in securities with market capitalization of greater than $5 billion. The securities of smaller capitalization companies are often more difficult to value, more difficult to obtain information about and more volatile than stocks of larger, more established companies. In addition, there may be no active trading for a Fund’s investments in smaller capitalization companies, which increases the risk that the Manager may have difficulty selling these types of securities held by the Growth Fund and Balanced Fund.

Concentration Risk.    The Growth Fund tends to invest in a relatively small number of securities. As a result, the appreciation or depreciation of any one security held by the Growth Fund will have a greater impact on its net asset value than it would if the Growth Fund invested in a larger number of securities.

Interest Rate Risk and Call Risk.    An investment in the Interim Fund or Municipal Bond Fund is subject to interest rate risk and call risk, as is an investment in the Balanced Fund to the extent of its investments in bonds. Bond prices (of both taxable bonds and municipal bonds) generally move in the opposite direction of interest rates. Interest rate risk is the risk that the value of a Fund’s portfolio will decline because of rising market interest rates. The longer the average maturity (duration) of a Fund’s portfolio, the greater its interest rate risk. Another risk associated with interest rate changes is call risk. Call risk is the risk that during periods of falling interest rates, a bond issuer will “call” or repay a higher yielding bond before the maturity date of the bond. Under these circumstances, the Fund may have to reinvest the proceeds in an investment that provides a lower yield than the called bond. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates.

Credit Risk.    The bond investments of the Interim Fund, Municipal Bond Fund and Balanced Fund are subject to credit risk—the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments when due.

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Generally, lower rated bonds provide higher current income but involve greater risk of issuer default or bankruptcy. The Balanced Fund, Interim Fund and Municipal Bond Fund may invest in securities issued by U.S. Government sponsored entities, such as the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’) and the Federal National Mortgage Association (‘‘Fannie Mae’’), which are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. Government. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. No assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

Income Risk.    Income risk is the risk that the income from a Fund’s bond investments will decline. This risk applies to investments in the Balanced Fund, Interim Fund and Municipal Bond Fund. Income risk can result when a Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio’s current earnings rate.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. Inflation risk applies particularly to fixed-income investments, like those of the Interim Fund, Municipal Bond Fund and the bond component of the Balanced Fund.

Investment Company Securities Risk.    The Funds may invest in securities of other investment companies, including exchange traded funds (“ETFs”), open-end funds and closed-end funds. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Large Company Risk.    The Growth Fund and Balanced Fund may invest in securities of large capitalization companies. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion, which may affect share price. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies. Typically, large-cap companies are established, well-known companies; some may be multinationals, which may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Liquidity Risk.    The Manager may have difficulty selling securities the Funds hold at the time it would like to sell, and at the value the Fund has placed on those securities. Changes in a security’s liquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices.

Municipal Bond Risk.    The Municipal Bond Fund is subject to the risk that a municipal bond issuer fails to make principal or interest payments when due to the Fund, or that the credit quality of the issuer falls. Municipal securities can be significantly affected by political changes as well as uncertainties related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects (for example, education, healthcare or transportation), conditions in those sectors can affect the overall municipal market. Municipal bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and which can be paid by any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source. Additionally, some municipal securities are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid may reduce the Fund’s income. Certain providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. As a result, the availability of insured municipal bonds may be limited. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant, and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may become worthless. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Municipal Bond Fund shares represented by such insured obligation.

18

HOW TO BUY FUND SHARES

Who May Invest

Shares of the Funds may be purchased if:

You are a current or retired agent or employee of the State Farm Insurance Companies or a family member of such a person.

“Family member” is defined as:

“Immediate”

•	spouse

•	parents

•	step-parents

•	children:

•	natural born children

•	step-children

•	court appointed foster children

•	legally adopted children

“Extended”

•	grandparents

•	step-grandparents

•	great grandparents

•	step-great grandparents

•	grandchildren

•	step-grandchildren

•	great grandchildren

•	step-great grandchildren

If you are an eligible investor as an “Immediate” family member of a current or retired agent or employee of the State Farm Insurance Companies and if that person dies, you continue to be a person who can establish new registrations in Fund shares and who can add to established registrations.

If you are an eligible investor as an “Extended” family member of a current or retired agent or employee of the State Farm Insurance Companies and if that person dies, you may no longer establish new registrations in Fund shares.

If you are a Fund shareowner who is unable to establish new registrations, you may nevertheless maintain and add to your established registration(s).

If you acquired your Fund shares because another shareowner transferred those shares to you and if you are otherwise ineligible to invest in Fund shares, you will be allowed to maintain your account. However, in these circumstances, you may not add to your account and you may not establish new registrations.

You may purchase Fund shares if you are an Independent Trustee currently serving on the Trust’s Board of Trustees.

You may purchase Fund shares if you are a member of the Board of Directors of State Farm Mutual Automobile Insurance Company or one of its affiliated companies.

Only State Farm Agents may purchase shares of the Funds as an investment for their employer-sponsored retirement plans. When this occurs, shares of the Funds may be purchased by or on behalf of participating employees under the State Farm Agent’s employer-sponsored retirement plan. If you have a State Farm Funds IRA into which SEP contributions are made by your employer agent, you may also make traditional or rollover IRA contributions into that account.

Minimum Investments

Your initial and subsequent investment in each of the Funds has to meet these minimum requirements.

Initial Investment—To open an account by check or ACH (without an AIP or Payroll Deduction)*	$250 per Fund
Initial Investment—To open an account by check or ACH (with an AIP or Payroll Deduction)**	$50 per Fund
Subsequent investments by check, ACH, or AIP	$50 per Fund

*	AIP stands for Automatic Investment Plan.
**

To open an account with the $50 minimum per fund, you must establish and maintain an AIP of at least $50 per month until the $250 fund minimum is met. For payroll deductions, you must have at least $50 deducted from at least one of your paychecks per month to qualify for the $50 minimum initial investment.

The above minimums do not apply to SEP IRAs, SIMPLE IRAs, or accounts held under other employer sponsored qualified retirement plans.

How to Buy

You may buy shares of any of the Funds by sending a written order, by telephone, by automatic investment, by exchanging from another of the Funds in writing or by telephone, or by payroll deduction if you are a State Farm employee or agent.

You may make subsequent investments at any time by mailing a check to State Farm Mutual Funds, P.O. Box 219548, Kansas City, MO 64121-9548, along with the detachable investment slip found at the top of your confirmation statement, or by sending a letter of instruction indicating your account registration, account number and the Fund name or by authorizing the Manager to withdraw money from your bank account. Retirement plan participants should refer to documents provided by their plan sponsor or plan administrator for any additional information related to buying shares.

By the Internet.    Visit our web site at www.statefarm.com. If you would like to add to your existing account, follow the instructions presented on the screen.

If you would like to open an account, visit the Investment Planning Services Department page on the State Farm intranet website and download an account packet. Complete the Application

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and mail it along with your personal check or an ACH authorization to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548.

In Writing.    To open a new account in writing, complete and sign the Application and mail it to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548, together with a check made payable to “State Farm Mutual Funds,” a properly completed ACH authorization, and/or an authorization for payroll deduction.

By Telephone.    To make a telephone investment, call 1-800-447-0740. Fund shares can be purchased by directing the Fund to make an electronic withdrawal from your predesignated bank account. You can establish or change bank instructions on an existing account by mail or fax as long as the bank account and mutual fund account owner(s) are the same and a voided check is submitted. If the bank account owner(s) and mutual fund account owner(s) are different, mail a written request signed by each shareholder and at least one bank account owner, with all signatures witnessed by a notary public, along with a voided check to: State Farm Mutual Funds, PO Box 219548, Kansas City, MO 64121-9548. You may also establish bank instructions via www.statefarm.com. If bank instructions are added via www.statefarm.com, you may not redeem to this account for 15 calendar days.

Further documentation may be required for corporations, partnerships, trusts and other entities.

By establishing bank instructions on the Mutual Fund account, you authorize the Manager to act upon an instruction by telephone to purchase shares for any account for which the bank instructions apply. The Manager and the Funds will employ reasonable procedures, including recording telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone purchase transaction.

During periods of volatile economic and market conditions, you may have difficulty making a purchase request by telephone, in which case you should consider sending in your request by letter.

Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions unless permission to record is confirmed by the caller.

By Payroll Deduction.    If you are a State Farm agent or an employee, you may authorize a payroll deduction through the State Farm Insurance Companies by completing the Compensation Deduction Authorization section of the Application or by completing an Investor Account Services Form.

You may authorize, change or cancel your payroll deduction by completing and signing the Investor Account Services Form and mailing it to the Manager. The Funds will also accept instructions to change a payroll deduction by letter, phone or fax as long as you provide clear instructions and indicate your account registration, account number and the Fund name.

By Automatic Investing.    The automatic investment plan allows you to make recurring investments in a Fund through automatic transfers from your bank account. To participate in the automatic investment plan, complete the pertinent section of the Application or complete an Investor Account Services Form, which you can obtain by calling
1-800-447-0740. You can make periodic investments of $50 or more by authorizing a Fund to withdraw funds from your bank or credit union account. Until you meet the $250 initial investment minimum per Fund, a monthly $50 per fund investment is required. There is no charge to participate in the automatic investment plan. You can stop the withdrawals at any time by writing the Manager or by calling 1-800-447-0740.

General Policies on Buying Shares

•

Each Fund will invest the entire dollar amount of each purchase in full and fractional shares at the Fund’s net asset value next determined after the Manager receives purchase instructions from you in good order. If the Manager determines that the purchase instructions are not in good order, the Manager will contact you to obtain the missing information and/or the missing documents necessary to make the purchase instructions complete and in good order. The Manager will not process your purchase of Fund shares until it has received purchase instructions from you in good order.

•

Unless you instruct otherwise, all of your income dividends and capital gain distributions will be reinvested in your account. For non tax-qualified accounts you may, at any time, request to have your income dividends and capital gain distributions paid to you in cash. For tax-qualified accounts, refer to the plan documents for dividend and capital gain distribution provisions. You cannot elect to receive a check for an income dividend and/or a capital gain distribution if the amount payable is less than $10.

•	Stock certificates are not issued.

•

The Manager will send to you an immediate confirmation of each transaction with the exception of transactions pursuant to: payroll deduction, the automatic investment plan, the systematic withdrawal program, and transactions within Employer Sponsored Retirement Plans. You will receive confirmation of these transactions promptly after the end of each calendar quarter.

•

Each Fund reserves the right, at its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund. No order to purchase shares is binding on a Fund until it has been confirmed in writing and the Fund has received payment.

•

All checks must be payable in U.S. dollars, drawn on a U.S. bank and made payable to “State Farm Mutual Funds” (not State Farm VP Management Corp.). Cash, credit cards and debit cards are not acceptable forms of purchase. Forms of purchase such as second party checks, third party checks and Cyber-Chex generally are not acceptable.

•

To invest in any Fund, you must be a U.S. resident with a social security or taxpayer identification number. When you sign your account application, you certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (IRS).

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Purchase Blocking Policy

The Funds reserve the right to reject any purchase order for any reason. The Funds are not designed to serve as a vehicle for frequent trading, including frequent trading in response to short-term fluctuations in the securities markets. Accordingly, purchases, including those that are part of exchange activity, that the Funds have determined could involve actual or potential harm to a Fund, may be rejected. Frequent trading of Fund shares may lead to increased costs to a Fund and less efficient management of a Fund’s portfolio, resulting in dilution of the value of the shares held by long term shareholders.

The Trust’s Board of Trustees has approved policies and procedures with respect to frequent purchases and redemptions of Fund shares. Under the Trust’s “Purchase Blocking Policy,” any shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of $2,500 or more from a Fund (other than the Interim Fund) will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for 30 calendar days after the redemption transaction. The Funds will work with intermediaries to develop such procedures or other procedures that the Funds determine are reasonably designed to achieve the objective of the purchase blocking policy. At the time the intermediaries adopt these procedures, shareholders whose accounts are on the books of such intermediaries will be subject to this purchase blocking policy or one that achieves the objective of this policy.

Under the Funds’ purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

•	Systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase;

•	Employer sponsored retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan record keeper’s system;

•	Purchase transactions involving external transfers of assets and external rollovers; and

•	Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Notwithstanding the Fund’s purchase blocking policy, all transactions in Fund shares remain subject to the Fund’s right to restrict potentially abusive trading generally (including the types of transaction described above that will not be prevented or trigger a purchase block under the policy). See the Statement of Additional Information about how the Funds may address other potentially abusive trading activity in the Funds.

Inquiring About Transactions

You should review your confirmation statements thoroughly when received. State Farm and its affiliated companies employ reasonable procedures to ensure the proper and accurate execution of all transactions. In the event you believe a transaction has occurred on your account in error, you must notify State Farm via telephone or in writing within 30 days of receipt of your quarterly account statement of any error.

Share Price

In accordance with federal securities laws, each Fund buys and sells its shares each day at the net asset value (“NAV”) per share. A Fund’s NAV per share is the value of a single share. It is computed by totaling the Fund’s investments, cash, and other assets, subtracting its liabilities, then dividing the result by the number of shares outstanding. The NAV of each Fund is computed daily as of the close of regular session trading on the New York Stock Exchange (“NYSE”). The close of trading is usually 3:00 p.m. Central time. Shares will not be priced on days when the NYSE is closed.

Fund securities and assets are valued chiefly by quotations from the primary market in which they are traded. Securities for which readily available market quotations are not available, or for those quotations deemed not to be representative of market values, are valued at fair value pursuant to fair valuation procedures approved by the Board of Trustees. Fair value pricing typically is used when trading for a portfolio security is halted during the day and did not resume prior to the Fund’s NAV calculation or when a portfolio security has limited liquidity resulting in no market derived price. Securities may also be fair valued as a result of significant events that occur after the close of trading in markets within which the securities trade, but before the time at which the securities are valued for NAV calculation. Examples of significant events may include government action and acts of terrorism.

The intended effect of fair value pricing is to incorporate all significant events, including those that have occurred between the time a security last traded and the time of NAV calculation, so that the NAV of a Fund fairly and accurately represents the value of the Fund’s holdings. Fair valuation may reduce the ability of a shareholder to take advantage of a lag between a significant change in the value of the Fund’s holdings and the reflection of that change in the Fund’s NAV.

Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates. With respect to foreign securities—traded primarily on foreign exchanges—a Fund’s share price may change on days when the Fund is not open for purchase or sale.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above. The Manager and State Farm VP Management Corp., the Trust’s distributor, implement the Funds’ anti-money laundering program and have appointed an anti-money laundering compliance officer.

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EXCESSIVE TRADING

Excessive Trading

The Manager believes that the Funds are appropriate for a long term investment by a shareholder who can accommodate short-term price volatility. The Funds may also be appropriate as a diversifier of other investments. The Funds are not an appropriate investment for short-term investors who desire to trade the Funds frequently in anticipation of, or reaction to, short term market price movement.

Market Timing

A type of short-term investment strategy some investors follow is commonly referred to as market timing. The Trust defines market timing as transacting into or between mutual funds on a frequent, short-term basis, in anticipation of short-term movements of share prices within those mutual funds. This is not an investment strategy supported by the Trust. The Trust attempts to identify and discourage market timing. Do not invest with the Trust if you desire to follow a market timing strategy.

The Trust attempts to identify and discourage market timing because of the possible risks frequent purchases and redemptions present to shareholders and the portfolio management of the Funds. Market timing risks include the dilution in value of Fund shares held by the Fund’s other shareholders; interference with the efficient management of the Fund’s portfolio; and increased administrative costs for all Fund shareholders. The Board of Trustees for the Trust has adopted the following policies and procedures to discourage market timing:

•	Each Fund reserves the right to reject any purchase request, including exchanges from other Funds. A purchase request could be rejected due to its timing, amount or history of trading.

•

The Growth Fund, Balanced Fund and Municipal Bond Fund restrict purchases made shortly after redemption. For further details, see “Purchase Blocking Policy” in the “How to Buy Fund Shares” section of this prospectus.

Addressing Possible Financial Exploitation

At the time of account opening, you will be requested to provide the name and contact information for a trusted contact person age 18 or older who may be contacted about your account (“Trusted Contact Person). With respect to accounts opened prior to the implementation of this request at account opening, we will request Trusted Contact Person information when updating account information in the course of routine and customary business.

A temporary hold may be placed on redemption requests if we reasonably believe that financial exploitation of the registered account owner has occurred, is occurring, has been attempted or will be attempted.

We will notify you no later than two business days after the date the temporary hold was made. Notification will be orally or in writing, which may be electronic and will include the reason for the temporary hold. Notification will be made to all parties authorized to transact business on the account, including the accountholder, unless a party is unavailable or we reasonably believe that the party has engaged, is engaged, or will engage in the financial exploitation of the account owner. The temporary hold will expire not later than 15 business days after the date placed unless otherwise terminated or extended by a state regulator or agency of competent jurisdiction or a court of competent jurisdiction.

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HOW TO EXCHANGE FUND SHARES

Fund shares may be exchanged as follows:

By the Internet.    You can exchange shares of one Fund for another through the State Farm web site at www.statefarm.com.

In Writing.    A written exchange request must be signed by all of the owners of the account, must be sent to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548 and must clearly indicate your account number, account registration and the Fund name and the number of shares or the dollar amount you wish to exchange.

By Telephone.    The Telephone Exchange Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Exchange Privilege, you may call the Manager and request an exchange for any amount that meets or exceeds the applicable minimum investment of the Fund being purchased. You must identify the existing shares by giving the Fund’s name and account number, and must specify the dollar amount or number of shares to be exchanged and the Fund to which the exchange should be made.

The Manager and the Funds will employ reasonable procedures, including recording of telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephonic instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However the Funds, the Manager, and their respective officers, directors, trustees, employees and agents will not be liable for acting upon instructions given by any person under the Telephone Exchange Privilege when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone exchange transaction.

The Telephone Exchange Privilege is not available for shares represented by a certificate or if good payment for shares being redeemed has not been received.

During periods of volatile economic and market conditions, a shareowner may have difficulty making an exchange request by telephone, in which case exchange requests would have to be made in writing or by facsimile.

Each Fund reserves the right at any time to suspend, limit, modify or terminate the Telephone Exchange Privilege, but will not do so without giving shareowners at least 30 days’ prior written notice.

General Policies on Exchanging Shares

Because excessive exchanges can disrupt management of a Fund and increase the Fund’s cost for all shareowners, the Trust places certain limits on the exchange privilege.

•

The Manager reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. An exchange request could be rejected because of the timing or amount of the investment or because of a history of excessive trading by the investor.

•

An exchange will be effective on the day your request is received in good order by the Manager before the Funds calculate their NAVs on that day; a request received after the time the NAVs are calculated will be effective at the next calculated NAV.

•

Persons who own Fund shares through a qualified retirement plan, such as a 401(k) plan, should refer to documents provided by their plan sponsor or administrator for any additional information related to exchanging shares.

•	You have to meet the minimum investment requirement of the Fund into which you are exchanging.

•	You can only exchange shares if the Fund has received good payment for those shares.

•	An exchange is a sale of shares from one Fund and the purchase of shares of another Fund for federal income tax purposes, which may produce a taxable gain or loss in a taxable account.

•	Before making an exchange, please read the description of the Fund to be purchased.

•	The Trust may terminate or modify the exchange program at any time, but the Trust will seek to give shareholders at least 60 days notice prior to such change.

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HOW TO REDEEM FUND SHARES

You may redeem shares of a Fund by the Internet, by sending a written request, by telephone, by fax, by using our systematic withdrawal program or by exchanging into another Fund. Retirement plan participants should refer to documents provided by their plan sponsor or plan administrator for information on how to redeem Fund shares.

By The Internet.    Visit the State Farm website at www.statefarm.com, and follow the instructions presented on the screen.

By Written Request.    You may redeem all or any portion of your shares by sending a written request to:

State Farm Mutual Funds

P.O. Box 219548

Kansas City, Missouri 64121-9548

Your redemption request must clearly identify the exact name(s) in which your account is registered, your account number, the Fund name and the number of shares or dollar amount you wish to redeem.

If you have any stock certificates representing the shares to be redeemed, you must return them in proper form for cancellation, along with your redemption request. For your protection, you should send your stock certificates by certified mail, return receipt requested.

All shareowners of record must sign the redemption request, including each joint holder of a joint account. The Fund reserves the right to require further documentation in order to verify the authority of the person seeking to redeem.

If you request a redemption of more than $250,000, your signature, and the signatures of any joint owners of your account, must be guaranteed as described under “Signature Guarantee.”

By Telephone Redemption.    The Telephone Redemption Privilege is automatically established for you unless you decline this privilege on the Application. With the Telephone Redemption Privilege, you can redeem shares by calling 1-800-447-0740. You may redeem shares by telephone up to and including $100,000 if the proceeds are to be sent to the address of record, or you may redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account. For redemption proceeds to be delivered electronically, customer bank account information must be established on the Mutual Fund account. You can establish or change bank instructions on an existing account by mail or fax as long as the bank account and mutual fund account owner(s) are the same and a voided check is submitted. If the bank account owner(s) and mutual fund account owner(s) are different, mail a written request signed by each shareholder and at least one bank account owner, with all signatures witnessed by a notary public, along with a voided check to: State Farm Mutual Funds, PO Box 219548, Kansas City, MO 64121-9548.

You cannot redeem shares by telephone if you hold stock certificates for those shares. If you currently do not have the Telephone Redemption Privilege but would like to sign up for this privilege, you may complete an Investor Account Services Form. Your signature on the Investor Account Services Form must be witnessed by a notary public.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should consider making a request in writing or by fax.

Although the Application or the Investor Account Services Form authorize the Funds and the Manager to record all telephone instructions, the Funds may not honor telephone instructions if the caller requests that the call not be recorded.

The Telephone Redemption Privilege authorizes the Manager to act upon an instruction by telephone to redeem shares from any account for which the Telephone Redemption Privilege applies. The Manager and the Funds will employ reasonable procedures, including recording telephone instructions and providing written confirmation of each resulting transaction, to confirm that telephone instructions are genuine. If the Manager and the Funds fail to comply with such procedures, they may be liable for any losses due to unauthorized or fraudulent instructions. However, the Funds, the Manager and their respective officers, directors, trustees, employees and agents will not be liable for acting upon instructions given under the authorization when reasonably believed to be genuine. In such case, the shareowner will bear the risk of loss in the event of a fraudulent telephone redemption transaction. To reduce that risk, proceeds of telephone redemptions will be sent only by check payable to the shareowner of record to the shareowner’s address of record or electronically transferred to a pre-designated bank account.

By Fax.    You can also request a redemption by faxing your request to the Manager at (816) 471-4832. You may request a redemption by fax of up to and including $100,000 if the proceeds are to be sent to the address of record, or you can redeem up to the entire value of your account if the proceeds are to be electronically transferred to a pre-designated bank account.

A redemption request sent by fax must clearly identify the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or dollar amount to be redeemed, and must include the signature(s) of the registered shareowner(s). You cannot redeem shares by fax if you hold stock certificates for those shares.

Systematic Withdrawal Program.    You may have a specified dollar amount withdrawn from your account, payable to you or to another designated payee on a monthly, quarterly, semi-annual or annual basis. You designate the day during the chosen period that you would like the shares to be redeemed. If the day selected for your systematic withdrawal plan falls on a scheduled non-business day, such as a customary weekend or holiday closing of the NYSE, the transaction will be processed on the previous business day, unless the day selected falls on the 1st day of the period.

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•	Example 1: If you choose to have your withdrawal on the 10th of each month and the 10th falls on a Saturday during a particular month, the transaction will be processed on the 9th.

•

Example 2: If you choose to have your withdrawal on the 1st of each month and the 1st falls on a Saturday during a particular month, the transaction will be processed on the 3rd since this would be the 1st business day during that period.

If the day scheduled for your systematic withdrawal plan falls on a non-scheduled non-business day, such as the closing of the NYSE as a result of a weather event, the transaction will be processed on the next business day.

To redeem shares through a systematic withdrawal plan, you need to complete an Investor Account Services Form for shares held in a taxable account or a Distribution Request Form for shares held in a tax-qualified account. Once you have established a redemption program through a systematic withdrawal plan, you can change the amount, the frequency, or the payment date of the systematic withdrawal by calling 1-800-447-0740, if you have Telephone Redemption Privileges.

You will not be permitted to purchase shares by an Automatic Investment Plan if you are participating in the systematic withdrawal program. The Funds reserve the right to amend the systematic withdrawal program on 30 days’ notice. The program may be terminated at any time by a shareowner or by a Fund. For more information contact the Manager at the following address:

State Farm Mutual Funds

P.O. Box 219548

Kansas City, MO 64121-9548

General Redemption Policies:

•	Each Fund will redeem shares at the Fund’s NAV next determined after receipt by the Fund of a proper request for redemption.

•

Under normal circumstances, a Fund expects to redeem shares in cash by mailing a check to the shareowner(s) address of record or by electronically transferring cash to the shareowner(s) pre-designated bank account. To meet redemption requests, a Fund typically will use cash or cash equivalents in its portfolio or will sell portfolio assets to generate cash.

•

During periods of stressed market conditions, when a significant portion of a Fund’s portfolio may include less-liquid investments, a Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by (i) borrowing under a line of credit agreement it has entered into with an affiliate of the Manager, and/or (ii) transferring portfolio securities in-kind to you. Redemptions of more than $500,000 during any 90-day period by a shareowner may be paid in whole or in part by a distribution in-kind of securities. If a redemption is paid in-kind, the redeeming shareholder may incur brokerage fees in selling the securities received. The Statement of Additional Information includes more information about the Funds’ line of credit agreement with an affiliate of the Manager.

•

If you request, redemption proceeds will be sent electronically to your pre-designated bank account. The electronic transfer will be completed either through the ACH method or, under certain circumstances, the wire transfer method. With the ACH method, the redemption proceeds usually will be deposited in your pre-designated bank account within two or three business days after the processing of the redemption request. With the wire transfer method, the redemption proceeds usually will be deposited in your pre-designated bank account on the next business day after the Fund’s receipt of the redemption request in proper form.

•

In some circumstances, you may request expedited delivery or wire transfer of your redemption proceeds. A fee may be deducted from your redemption proceeds for this service. There currently is no charge for electronic transfers using the ACH method. Your bank may charge additional fees for electronic transfers you initiate.

•

Regardless of the method a Fund uses to pay redemption proceeds to a shareowner(s) (by check or by electronic transfer to the shareowner(s) pre-designated bank account), the Fund typically will send redemption proceeds to the shareowner(s) within one or two business days after the redemption request is received by the Fund in proper form, but in any event, within seven days. Each Fund reserves the right to send redemption proceeds within seven days after receiving a redemption request in proper form if, in the judgment of the Manager, an earlier payment could adversely affect the Fund.

•

Each Fund may suspend the right of redemption or postpone a redemption payment more than seven days during any period when (a) the NYSE is closed for other than a customary weekend or holiday, (b) trading on the NYSE is restricted, (c) an emergency exists making disposal of securities owned by the Fund or valuation of its assets not reasonably practicable, or (d) the Securities and Exchange Commission has by order permitted such suspension for the protection of shareowners of the Fund; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether any conditions prescribed in (b) through (d) exists.

•	For IRA withdrawals, a shareowner should complete the Distribution Request Form which can be obtained by calling 1-800-447-0740.

•	Further documentation may be required for corporations, partnerships, trusts and other entities.

•

If you try to redeem shares paid for by check or electronic transfer soon after they have been purchased, the Fund may delay sending the redemption proceeds until it can verify the payment of the purchase price of the shares has been, or will be, collected. The Fund will employ reasonable verification measures. A fund will not delay paying redemption proceeds under this policy beyond the period that ends 15 days after you purchased the shares that are being redeemed.

•	Redemptions may be restricted in the event of bankruptcy proceedings or other legal proceedings involving the shareowner(s).

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•

You may change your address of record by calling 1-800-447-0740, or by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, MO 64121-9548. If you request an address change by telephone, redemption proceeds will be sent to the former address during the fifteen day period after the Manager receives your request.

•

You can establish or change bank instructions on an existing account by mail or fax as long as the bank account and mutual fund account owner(s) are the same and a voided check is submitted. If the bank account owner(s) and mutual fund account owner(s) are different, mail a written request signed by each mutual fund account owner(s) and at least one bank account owner, with all signatures witnessed by a notary public, along with a voided check to: State Farm Mutual Funds, P.O. Box 219548, Kansas City, MO 64121-9548.

Account Closure and Account Fee

The following policies apply to any shareowner who meets the below conditions:

•

If the balance in any of your accounts (other than a Traditional IRA, Roth IRA, Coverdell Education Savings Account, Archer Medical Savings Account, SEP IRA, SIMPLE IRA, Tax Sheltered Accounts under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) falls below $250 at the close of business on the second business day of November, the Fund may redeem the shares in such account (with such redemption to occur on the same business day in November), send the proceeds to you at your address of record and close your account. This does not apply to accounts that as of the second business day of November have been open for less than 12 months. Accounts closed under this policy may be reopened with an initial investment of $250 per Fund. The Manager may waive redemption and closure of an account under this policy, in its discretion.

•

Because servicing smaller accounts is very expensive, if the balance in any of your accounts falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e., the second business day of March, June, September and December), through redemptions or any other reason, each of your accounts (other than SEP IRAs, SIMPLE IRAs, Archer Medical Savings Accounts, Tax Sheltered Accounts under §403(b)(7) of the Internal Revenue Code or accounts held under other employer-sponsored qualified retirement plans) with a balance below $5,000 will be charged an account fee of $10.00 for the quarter. We will deduct the account fee from the account on the second business day of the last month of the calendar quarter by redeeming shares from your account. Please note that you may incur tax liability as a result of this redemption. The account fee will not apply to accounts that as of the second business day of the last month of the calendar quarter were open for less than 12 months. The account fee does not apply to your account if on the second business day of the last month of the calendar quarter the value of your account and the value of all other accounts,

•	identified with the same primary taxpayer identification number, and/or

•	identified with the same primary address as your account,

have an aggregate market value equal to at least $25,000. The Manager may waive this fee, in its discretion and, if not waived, the fee will be retained by the Manager.

Signature Guarantee

A signature guarantee is a written representation, signed by an officer or authorized employee of the guarantor, that the signature of the shareowner is genuine. The guarantor must be an institution authorized to guarantee signatures by applicable state law. Such institutions include banks, broker-dealers, savings and loan associations and credit unions. A notary public cannot provide a signature guarantee.

The signature guarantee must appear, together with the signature of each registered owner, either:

•

on the written request for redemption that exceeds $250,000, which clearly identifies the exact name(s) in which the account is registered, the account number, the Fund name and the number of shares or the dollar amount to be redeemed;

•

if you request to transfer Fund shares from an existing account to another account which does not have identical owners (i.e., transferring shares from an account owned by Mary Doe to an account owned by John and Mary Doe), that request must be signed and accompanied by a signature guarantee of each registered owner of the account from which shares are being transferred.

The Funds will waive the requirement for a signature guarantee if:

•

you request to redeem shares in your account and reinvest the proceeds into a product sold by State Farm VP Management Corp. or into a product sponsored by a company that controls, is controlled by or is under common control with State Farm VP Management Corp. For this exception to apply, the product into which you are reinvesting redemption proceeds must have an account registration identical to the registration of your Fund account; or

•

you are requesting to transfer assets held in a State Farm Traditional IRA, Roth IRA, or Coverdell Education Savings Account to another custodian that is a member of the National Securities Clearing Corporation (NSCC) and subscribes to NSCC’s transfer of retirement asset service.

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MANAGEMENT OF THE FUNDS

State Farm Investment Management Corp., One State Farm Plaza, Bloomington, Illinois 61710-0001, is the investment adviser to the Funds and manages each Fund’s business and affairs, subject to the overall oversight of the Board of Trustees. Since 1967, the Manager’s sole business has been to act as investment adviser, transfer agent and dividend disbursing agent for the Funds and for other mutual funds in the State Farm family of mutual funds. The Manager is wholly-owned by State Farm Mutual Automobile Insurance Company. From 1967-2000, the Manager also served as principal underwriter to the Funds.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement with State Farm Investment Management Corp. is available in the State Farm Associates’ Funds Trust Annual Report for the 12-month period ended November 30, 2018.

For its services, the Manager receives a fee from each Fund based upon that Fund’s average daily net assets. The fee for each Fund is accrued daily and for the fiscal year ended November 30, 2018, was paid to the Manager at the following annual rates:

Growth Fund	0.10%
Balanced Fund	0.11%
Interim Fund	0.12%
Municipal Bond Fund	0.11%

Each Fund, other than the Growth Fund, employs a team approach to management. Each team makes advisory decisions for the Funds, subject to the oversight of the Board of Trustees of the Trust. The Growth Fund primarily is managed by one person, subject to the oversight of the Board of Trustees of the Trust.

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PORTFOLIO MANAGERS

Growth Fund

Paul Eckley is the portfolio manager primarily responsible for the day-to-day management of the Growth Fund. Mr. Eckley, Senior Vice President—Investments at State Farm Mutual Automobile Insurance Company, has been associated with the Growth Fund since 1991. Over the past five years, Mr. Eckley has been involved in all aspects of managing equity portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities.

The Growth Fund invests primarily in common stock; however, it may also invest in short-term obligations. Mr. Eckley’s role for the Growth Fund includes selecting equity securities for purchase and sale, conducting equity research, reviewing research data, and administering investment policies.

Balanced Fund

Messrs. Paul Eckley, John Malito and Ms. Lisa Rogers are responsible for the day-to-day management of the Balanced Fund. Mr. Eckley has been associated with the Balanced Fund since 1991, and his business experience during the past five years is the same as identified for the Growth Fund. Mr. Malito, an Investment Professional—State Farm Mutual Automobile Insurance Company, and Ms. Rogers, an Investment Executive—State Farm Mutual Automobile Insurance Company, have been associated with the Balanced Fund since 2016, and over the past five years Mr. Malito and Ms. Rogers have been involved in all aspects of managing fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities, including the fixed income investments of the Balanced Fund.

The Balanced Fund invests in both common stocks and bonds and, consequently, has portfolio managers with separate and distinct roles. Mr. Eckley is primarily responsible for managing the common stock investments of the Balanced Fund. Mr. Malito and Ms. Rogers are primarily responsible for managing the bond investments of the Balanced Fund, and their role for the Balanced Fund includes selecting fixed income securities for purchase and sale, conducting fixed income research, and reviewing financial data and research reports.

Interim Fund

Mr. John Malito and Ms. Lisa Rogers are the portfolio managers responsible for the day-to-day management of the Interim Fund. Mr. Malito and Ms. Rogers have been associated with the Interim Fund since 2016. The business experience of Mr. Malito and Ms. Rogers during the last five years is the same as identified for the Balanced Fund.

The Interim Fund invests in fixed income securities. Mr. Malito and Ms. Rogers’ roles on the Interim Fund’s portfolio management team are the same as identified for the Balanced Fund.

Municipal Bond Fund

Messrs. Robert Reardon and Mike Zaroogian are the portfolio managers primarily responsible for the day-to-day management of the Municipal Bond Fund. Mr. Reardon, Investment Executive—State Farm Mutual Automobile Insurance Company, has been associated with the Municipal Bond Fund since 1998. Mr. Zaroogian, Investment Professional—State Farm Mutual Automobile Insurance Company, has been associated with the Municipal Bond Fund since 2016. Over the past five years, Messrs. Reardon and Zaroogian have been involved in all aspects of managing tax advantaged fixed income portfolios for State Farm Mutual Automobile Insurance Company and its affiliated entities, including managing the portfolio of the Municipal Bond Fund.

The roles of Mr. Reardon and Mr. Zaroogian on the Municipal Bond Fund’s portfolio management team includes selecting municipal securities for purchase and sale, conducting municipal research, and reviewing financial data and research reports.

The SAI provides additional information regarding the portfolio managers’ compensation, other accounts they manage, and their ownership of securities issued by the Funds.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund intends to distribute substantially all of its net investment income and any net capital gain realized from sales of its portfolio securities.

The Growth Fund and Balanced Fund declare and pay dividends, and capital gain distributions, if any, at least annually.

The Interim Fund and Municipal Bond Fund declare dividends daily and pay them monthly on the last business day of the month. Shares of the Interim Fund and Municipal Bond Fund begin to earn dividends on the day after they are purchased. The Interim Fund and Municipal Bond Fund distribute net realized capital gain, if any, at least annually.

All dividends and capital gain distributions from a Fund are automatically reinvested in shares of that Fund on the reinvestment date, unless you have previously elected to receive dividends and distributions in cash.

For tax-qualified accounts, refer to the plan document for dividend and capital gain distribution provisions.

When you purchase Fund shares, a Fund’s net asset value may reflect undistributed income or undistributed capital gains. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” In addition, a Fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to you. You may want to avoid buying a dividend.

Taxes on Distributions.    Distributions from each Fund, other than the Municipal Bond Fund, are generally subject to federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions may also be taxed by the country in which you reside. If you fail to certify your social security or taxpayer identification number or make other required certifications, the IRS can require a Fund to withhold 24% of your taxable distributions and redemptions.

The dividends from the Municipal Bond Fund will largely be exempt from regular federal income tax, because the Municipal Bond Fund invests primarily in municipal bonds. The dividends from the Municipal Bond Fund may be subject to state and local taxes. The Municipal Bond Fund will provide you annually with state-by-state sources of its income.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December of the prior year and paid in January are taxable as if you received them on December 31 of the prior year.

For federal income tax purposes, a Fund’s income and short-term capital gain distributions are taxable to you as dividends; long-term capital gain distributions are taxable to you as long-term capital gains. The determination of a capital gain distribution as short-term versus long-term depends on the length of time that the Fund held the asset it sold.

A portion of the Growth Fund’s and the Balanced Fund’s ordinary dividends may constitute “qualified dividends” which, for individual shareholders who meet a minimum holding period, are taxed at long-term capital gain rates.

By mid-February, each of your Funds will send you and the IRS a statement—called Form 1099-DIV showing the total amount of all taxable distributions you received in the previous calendar year.

Taxes on Transactions.    When you redeem shares, you will realize a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them. You may be subject to tax.

Whenever you sell shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January. By mid-February any Fund, the shares of which you sold or exchanged in the prior year, will send you and the IRS a Form 1099-B reporting the total amount of sales proceeds you received or realized upon each sale or exchange. This will allow you or your tax preparer to determine the tax consequences of each redemption. However, be sure to keep your regular account statements; their information will be essential in calculating the amount of your capital gains or losses.

A redemption or an exchange of Fund shares is treated as a sale for federal income tax purposes. Your redemption proceeds may be more or less than your cost depending upon the net asset value at the time of the redemption and, as a result, you may realize a capital gain or loss. Gain or loss equals the difference between the net asset value of the shares redeemed or exchanged and their cost basis.

For shares acquired January 1, 2012, or later, cost basis will be reported to you and the IRS for any 1099-B reportable transactions (e.g., redemptions and exchanges). The cost basis accounting method you select will be used to report transactions. If you do not select a cost basis accounting method, the Fund will use its default method, average cost. Also, shares acquired prior to January 1, 2012 will generally be depleted before those acquired after January 1, 2012.

Medicare Tax.    A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gains distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. The Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

29

Taxes for Tax-Qualified Accounts.    Participants who own Fund shares in tax-qualified accounts will not be subject to federal income taxes on either dividends or capital gain distributions paid by the Funds to the accounts when reinvested. Instead, participants who own Fund shares in tax-qualified accounts may be taxed when they take distributions from their accounts. Depending on the type of tax-qualified account, there are various restrictions on eligibility, contributions and withdrawals. You should consult with a tax professional on the specific rules governing your own situation.

The above discussion reflects only legislation that is currently in effect. In addition, there have been proposals for other changes in federal tax law. It is possible that future federal tax legislation could be enacted that will have an adverse impact on the Funds or shareholders.

This prospectus provides general tax information only. It is not intended as tax advice applicable to your own personal situation. You should consult your own tax advisor for information about a Fund’s tax consequences that is specific to you.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are included in the State Farm Associates’ Fund Trust November 30, 2018 annual report. The annual report may be obtained from the Funds upon request without charge.

Per Share Income and Capital Changes (For a share outstanding throughout each period):

GROWTH FUND

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$80.41	$70.41	$73.38	$76.68	$67.42

Income from Investment Operations

Net investment income(a)	$1.93	$1.84	$1.75	$1.79	$1.60

Net gain or (loss) on investments (both realized and unrealized)	$1.51	$10.50	$4.15	$(3.38)	$9.21

Total from investment operations	$3.44	$12.34	$5.90	$(1.59)	$10.81

Less Distributions

Net investment income	$(1.90)	$(1.78)	$(1.76)	$(1.71)	$(1.55)

Net realized gain	$(0.89)	$(0.56)	$(7.11)	—	—

Total distributions	$(2.79)	$(2.34)	$(8.87)	$(1.71)	$(1.55)

Net asset value, end of period	$81.06	$80.41	$70.41	$73.38	$76.68

Total Return	4.41%	17.91%	9.54%	(2.13)%	16.26%

Ratios/Supplemental Data

Net assets, end of period (millions)	$4,992.6	$4,960.5	$4,296.6	$4,095.7	$4,283.5

Ratio of expenses to average net assets	0.12%	0.12%	0.12%	0.12%	0.12%

Ratio of net investment income to average net assets	2.42%	2.46%	2.59%	2.40%	2.25%

Portfolio turnover rate(b)	0%	1%	0%	11%	1%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Portfolio turnover rate rounds to less than 1% for the year ended November 30, 2018.

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BALANCED FUND

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$68.84	$63.19	$66.38	$68.23	$62.01

Income from Investment Operations

Net investment income(a)	$1.70	$1.65	$1.63	$1.73	$1.72

Net gain or (loss) on investments (both realized and unrealized)	$(0.03)	$5.75	$1.76	$(1.85)	$6.17

Total from investment operations	$1.67	$7.40	$3.39	$(0.12)	$7.89

Less Distributions

Net investment income	$(1.68)	$(1.63)	$(1.69)	$(1.73)	$(1.67)

Net realized gain	$(0.31)	$(0.12)	$(4.89)	—	—

Total distributions	$(1.99)	$(1.75)	$(6.58)	$(1.73)	$(1.67)

Net asset value, end of period	$(68.52)	$68.84	$63.19	$66.38	$68.23

Total Return	2.49%	11.93%	5.83%	(0.18)%	12.95%

Ratios/Supplemental Data

Net assets, end of period (millions)	$1,935.40	$1,951.1	$1,766.3	$1,689.0	$1,709.2

Ratio of expenses to average net assets	0.13%	0.13%	0.13%	0.13%	0.13%

Ratio of net investment income to average net assets	2.50%	2.52%	2.63%	2.58%	2.66%

Portfolio turnover rate	5%	4%	4%	11%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

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INTERIM FUND

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.87	$9.92	$9.99	$10.03	$10.06

Income from Investment Operations

Net investment income	$0.14	$0.12	$0.12	$0.12	$0.13

Net gain or (loss) on investments (both realized and unrealized)	$(0.11)	$(0.05)	$(0.07)	$(0.04)	$(0.03)

Total from investment operations	$0.03	$0.07	$0.05	$0.08	$0.10

Less Distributions

Net investment income	$(0.14)	$(0.12)	$(0.12)	$(0.12)	$(0.13)

Total distributions	$(0.14)	$(0.12)	$(0.12)	$(0.12)	$(0.13)

Net asset value, end of period	$9.76	$9.87	$9.92	$9.99	$10.03

Total Return	0.33%	0.71%	0.45%	0.77%	1.01%

Ratios/Supplemental Data

Net assets, end of period (millions)	$337.9	$360.4	$396.3	$363.9	$366.5

Ratio of expenses to average net assets	0.17%	0.16%	0.16%	0.16%	0.16%

Ratio of net investment income to average net assets	1.45%	1.21%	1.15%	1.17%	1.31%

Portfolio turnover rate	16%	13%	13%	12%	7%

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MUNICIPAL BOND FUND

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$8.61	$8.53	$8.80	$8.85	$8.62

Income from Investment Operations

Net investment income	$0.25	$0.26	$0.26	$0.28	$0.30

Net gain or (loss) on investments (both realized and unrealized)	$(0.17)	$0.08	$(0.27)	$(0.05)	$0.24

Total from investment operations	$0.08	$0.34	$(0.01)	$0.23	$0.54

Less Distributions

Net investment income	$(0.25)	$(0.26)	$(0.26)	$(0.28)	$(0.30)

Net realized gain(a)	0.00	—	—	—	$(0.01)

Total distributions	$(0.25)	$(0.26)	$(0.26)	$(0.28)	$(0.31)

Net asset value, end of period	$8.44	$8.61	$8.53	$8.80	$8.85

Total Return	0.99%	3.99%	(0.16%)	2.65%	6.37%

Ratios/Supplemental Data

Net assets, end of period (millions)	$675.4	$698.6	$704.1	$677.3	$658.7

Ratio of expenses to average net assets	0.16%	0.15%	0.16%	0.16%	0.15%

Ratio of net investment income to average net assets	2.93%	2.98%	2.95%	3.19%	3.46%

Portfolio turnover rate	12%	9%	7%	10%	6%

(a)	Net realized gain distributions represent less than $0.01 per share for the year ended November 30, 2018.

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BUSINESS CONTINUITY PLAN DISCLOSURE FOR STATE FARM VP MANAGEMENT CORP.

State Farm VP Management Corp. has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us—If after a significant business disruption you cannot contact us as you usually do at 1-800-447-0740, you should go to our web site at statefarm.com ®.

Our Business Continuity Plan—We plan to quickly recover and resume business operations as soon as possible after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.

Our business continuity plan addresses: data back-up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and procedures to help ensure that our customers have prompt access to their funds and securities if we are unable to continue our business.

Our business continuity plan may be revised or amended. If changes are made, an updated summary will be promptly posted on our website (statefarm.com ® ) or you may obtain an updated summary by calling us at the number below and requesting that a written copy be mailed to you.

Varying Disruptions—Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we may transfer our operations to a local site when needed and expect to recover and resume business within 1 business day. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and expect to recover and resume business within 3 business days. In either situation, we plan to continue in business, transfer operations if necessary, and notify you through our web site statefarm.com ®, or our customer number how to contact us. In the unlikely event that the significant business disruption is so severe that it prevents us from remaining in business, our plan provides procedures to help ensure that our customers have prompt access to their funds and securities.

In all of the situations described above, in light of the various types of disruptions that could take place and that every emergency poses unique problems, it may take longer to resume operations during any particular disruption.

For more information—If you have questions about our business continuity planning, you can contact us at 1-800-447-0740.

We reduce the number of duplicate prospectuses, annual and semi-annual reports and proxy statements you receive by sending only one copy to each of those addresses shared by two or more accounts (excluding certain employer-sponsored retirement plans). Call us at 1-800-447-0740 to request individual copies of these documents. We will begin sending you individual copies thirty days after receiving your request.

You can obtain more information about the Trust’s investments and performance in its annual and semiannual reports to shareholders. The Trust’s annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

You may wish to read the SAI for more information about the Funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated in this prospectus by reference.

You can obtain free copies of the Trust’s semiannual and annual report and the SAI, request other information, and discuss your questions about the Funds by writing or calling:

State Farm Mutual Funds

P.O. Box 219548

Kansas City, MO 64121-9548

800-447-0740

The Trust also makes its SAI, semi-annual report and annual report available free of charge at its website, https://www.statefarm.com/finances/mutual-funds/manage-your-accounts/prospectuses-reports/associate-funds/. You can also get this information at no cost by sending an email request to mutualfunds@statefarm.com. Text-only versions of all Trust documents can be viewed online or downloaded from the Securities and Exchange Commission at “http://www.sec.gov”. You can also obtain copies by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090. Copies of this information may be obtained, after paying a duplicating fee, by sending your request to the Securities and Exchange Commission’s Public Reference Section, Washington, DC 20549-1520 or by electronic mail request at the following e-mail address: publicinfo@sec.gov.

Securities Investor Protection Corporation (SIPC).    You may obtain information about SIPC, including the SIPC brochure, at www.sipc.org and SIPC’s or by calling (202) 371-8300.

STATE FARM ASSOCIATES’ FUNDS TRUST 811-1519

35

P.O. Box 219548 Kansas City, MO 64121-9548

190-4063.22-CH

STATE FARM ASSOCIATES’ FUNDS TRUST

STATE FARM GROWTH FUND (STFGX)

STATE FARM BALANCED FUND (STFBX)

STATE FARM INTERIM FUND (SFITX)

STATE FARM MUNICIPAL BOND FUND (SFBDX)

ONE STATE FARM PLAZA, BLOOMINGTON, ILLINOIS 61710-0001

(800) 447-0740

STATEMENT OF ADDITIONAL INFORMATION—April 1, 2019

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the prospectus of State Farm Associates’ Funds Trust dated April 1, 2019. The prospectus contains information you should know before investing in a Fund, and may be obtained without charge by contacting the Trust at the address or telephone numbers shown above. The audited financial statements for the Trust for the period ended November 30, 2018 are incorporated into this SAI by reference from the Trust’s annual report to shareholders. You may obtain a copy of the annual report, without charge, by calling the toll-free number listed above.

DEFINITIONS

“Trust”	State Farm Associates’ Funds Trust
“Fund” or collectively, the “Funds”	State Farm Growth Fund, State Farm Balanced Fund
State Farm Interim Fund, State Farm Municipal Bond Fund
“Growth Fund”	State Farm Growth Fund
“Balanced Fund”	State Farm Balanced Fund
“Interim Fund”	State Farm Interim Fund
“Municipal Bond Fund”	State Farm Municipal Bond Fund
“Manager”	State Farm Investment Management Corp.
“1940 Act”	Investment Company Act of 1940, as amended
“Management Corp.”	State Farm VP Management Corp.
“Auto Company”	State Farm Mutual Automobile Insurance Company

INFORMATION ABOUT THE TRUST AND THE FUNDS

The Trust is a Delaware statutory trust organized on January 5, 2001 as successor to State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc. and State Farm Municipal Bond Fund, Inc., each of which became a series of the Trust. The Trust is an open-end, management investment company consisting of four separate funds, each with its own investment objective, investment policies, restrictions and risks. The Trust issues a separate series of shares of beneficial interest for each Fund, representing fractional undivided interests in that Fund. By investing in a Fund, you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund is “diversified” as that term is defined in the 1940 Act.

INVESTMENT TECHNIQUES AND RISKS

Borrowing

Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests up to the limits set forth under the section “Investment Policies and Restrictions.” Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Funds segregate liquid assets in connection with these types of transactions to the extent required by the 1940 Act.

The Trust has entered into a Line of Credit Agreement with Auto Company, the parent company of the Manager. Under the Line of Credit Agreement, a Fund can borrow money from Auto Company on an unsecured basis for up to 30 days. No Fund can borrow more than 5% of its total assets (including the amount borrowed) from Auto Company, and no Fund can borrow from Auto Company for a period longer than 30 days. All the funds advised by the Manager can borrow no more than $25,000,000 from Auto Company in the aggregate at any one time. A Fund will pay interest to Auto Company on an outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. Auto Company in its sole and absolute discretion determines whether to loan money to a Fund under the Line of Credit Agreement. Similarly, a Fund is not obligated to borrow from Auto Company under the Line of Credit Agreement.

Equity Securities

Growth Fund and Balanced Fund invest in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company’s organization and operations. The Funds also invest in other types of equity securities, including securities convertible into common stocks. Over time, common stocks have historically provided long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the Funds should be considered long-term investments, designed to provide the best results when held for several years or more. The Funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period.

Foreign Securities

The Growth Fund and Balanced Fund may invest up to 20% of their assets in foreign securities not publicly traded in the United States, including foreign securities issued by companies located in emerging market countries. The Funds’ investments in foreign securities may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depositary and it may have greater difficulty in receiving shareowner communications than it would have with a sponsored depositary receipt. Neither Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund is subject to currency risk, which is the risk that the Fund’s investment performance will fluctuate based upon the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of yen-denominated stock held in a Fund’s portfolio will rise, even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

Although both the Growth Fund and the Balanced Fund try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Foreign securities issued by companies located in emerging market countries may present heightened foreign investing risks compared to investing in foreign securities issued by companies in more developed foreign markets. Securities of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the securities of companies located in more developed foreign markets.

Debt Securities

In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund’s portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

Growth Fund may invest in fixed income investments such as United States government obligations and investment grade bonds. Balanced Fund primarily invests in fixed income securities that are “investment grade”—that is, within the four highest grades assigned by Moody’s Investors Service, Inc. (Moody’s) or Standard & Poor’s Financial Services LLC, a division of McGraw-Hill Financial (S&P), or, if unrated, deemed to be of comparable quality by the Manager. Interim Fund usually invests in U.S. government securities, but may also invest in corporate debt securities rated in one of the three highest grades by S&P or Moody’s or, if unrated, considered by the Manager to be of comparable quality. Municipal Bond Fund invests at least 70% of its total assets in municipal bonds rated in one of the three highest grades by Moody’s or S&P, and may invest up to 30% of its total assets in bonds that are unrated or rated less than A. If the rating of a security held by the Fund is lost or reduced, the Fund is not required to sell the security, but the Manager will consider that fact in determining whether the Fund should continue to hold the security. See “Description of Bond Ratings.”

Debt securities in the fourth highest grade assigned by Moody’s or S&P may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer’s capacity to pay interest and repay principal. Securities that are rated below investment grade (that is, BB or lower) are often termed “junk bonds” and are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

U.S. Government Securities

Each Fund may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities (“U.S. Government Securities”). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

Convertible Securities

Convertible securities include any corporate debt security that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Manager will consider the same criteria that would be considered in purchasing the underlying common stock and will also consider the debt features of the security (such as its rating). Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated convertible securities or convertible securities rated below investment grade if the securities meet the Manager’s other investment criteria. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers that are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. Below investment grade convertible securities are subject to a higher degree of credit risk than are investment grade convertible securities. As a result, the Manager’s own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Municipal Bonds

Municipal Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the prospectus) with maturities of one to seventeen years, although issues with longer maturities may be purchased from time to time. A majority of the Fund’s investments will usually be in issues with maturities longer than five years. There can be no assurance that current income will be sufficient to offset decreases in the net asset value per share that will result if prevailing interest rates rise in relation to the rates of interest on municipal bonds in the Fund’s portfolio.

Municipal securities are issued by state and local governments and their authorities, with the coupon interest on most issues being exempt from federal income taxes. The two basic municipal security structures are tax-backed bonds and revenue bonds. Tax-backed debt is secured by an issuer’s general taxing power and is often referred to as a general obligation bond. Revenue bonds are used to finance specific projects and are dependent on the revenues from those projects to satisfy the debt obligation. These bonds are referred to as municipal revenue bonds. The Municipal Bond Fund may purchase and/or hold municipal revenue bonds.

Municipal Bond Fund may also purchase and/or hold advance refunded bonds, which are a unique type of municipal bond. From time to time, a municipal bond issuer may choose to advance refund some or all of its outstanding debt, by issuing new bonds (“refunding bonds”). The proceeds of the refunding bonds are then used to effectively pay off the outstanding debt (“refunded bonds”) of the issuer. Legal or contractual constraints, however, may prevent the issuer from immediately and directly paying off the refunded bonds in full. As a result, the issuer may use the proceeds of the refunding bonds and/or other available funds to purchase securities that will mature in times and amounts sufficient to pay the principal, interest and any call premium on the refunded bonds, depositing these securities in an escrow account established with an independent escrow trustee. The refunded bonds are then typically fully secured by the monies and investments deposited in the escrow account and the issuer will not have any future monetary obligation with respect to the refunded bondholders provided that the escrow account is adequately funded. A municipal bond issuer’s ability to advance refund outstanding debt is subject to federal tax laws governing advance refunding.

The Municipal Bond Fund may purchase variable rate demand notes, which are obligations containing a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as bank’s prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula attempts to maintain the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

Assets of the Municipal Bond Fund not invested in municipal bonds will be held in cash or invested in money market securities and U.S. treasury securities. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers’ acceptances and corporate commercial paper rated in the highest grade. From time to time more than 20% of the Fund’s assets may be invested in money market securities or held as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

Defensive Investments

Under normal conditions, each Fund is substantially fully invested, although each Fund may invest without limit in corporate or government obligations or hold cash or cash equivalents if the Manager determines that a temporary defensive position is advisable. During those periods, a Fund’s assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Repurchase Agreements

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although a repurchase agreement can carry certain risks not associated with direct investments in securities, a Fund will enter into a repurchase agreement only with banks and dealers the Manager believes present minimum credit risks. The Manager will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, the Manager’s prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on a Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None of the Funds intends to invest more than 5% of its total assets in repurchase agreements.

Investment Companies and Exchange Traded Funds

The Funds may invest in securities issued by other open-end and closed-end, management investment companies. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to all such companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of money market funds, including those advised by the Manager, in excess of the limits discussed above. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. Therefore, if a Fund acquires shares of an investment company, the Fund’s shareholders would bear both their proportionate share of expenses of the Fund (including investment advisory fees) and, indirectly, the expenses of such investment company.

The Funds may purchase shares of exchange traded funds (ETFs), which present certain risks. Because most ETFs are investment companies, a Fund’s purchase of ETF shares generally is subject to the 3/5/10% limitations described above. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to its net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When-issued and Delayed Delivery Securities; Reverse Repurchase Agreements

A Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager deems it advisable for investment reasons.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase a Fund’s NAV fluctuation. No Fund has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

Portfolio Turnover

No Fund intends to invest with the objective of obtaining short-term trading profits. Accordingly, neither Growth Fund nor Balanced Fund expect that its annual portfolio turnover rate will be higher than 50%. A 50% turnover rate might occur, for example, if securities representing half of the average value of a Fund’s portfolio were replaced in a period of one year.

Interim Fund expects that its annual portfolio turnover rate will usually be less than 100%, but the rate of turnover will not be a limiting factor when the Manager considers it advisable to sell or purchase securities. The annual portfolio turnover rate would be 100%, for example, if an amount of securities equal to the average value of all portfolio securities during the year were sold and reinvested, exclusive in both cases of all securities with maturities at time of acquisition of one year or less.

In periods of relatively stable interest rate levels, the Municipal Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, its annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund’s portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund’s investment objective.

Historical portfolio turnover rate information is set forth in the Funds’ prospectus in the “Financial Highlights” table.

Diversification and Concentration

As diversified investment companies, each Fund has a policy to diversify its investments among both issuers and industries. Accordingly, no Fund will make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. Growth Fund, however, tends to invest in a relatively small number of securities and the appreciation or depreciation of any one security held by the Growth Fund will have a greater impact on its NAV than it would if the Growth Fund invested in a larger number of securities. Further, no Fund will invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

Cybersecurity Risk

The Funds, like all companies, may be susceptible to operational and information security risks. Cyber security failures or breaches of the Funds or their service providers or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.

INVESTMENT POLICIES AND RESTRICTIONS

The investment objective and certain fundamental investment policies of each Fund are described in the Funds’ prospectus. The investment objective of each Fund is non-fundamental and therefore may be changed by the Trustees without the approval of the shareholders of the Fund. However, each Fund is also subject to certain fundamental restrictions upon its investments. These fundamental restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

Growth Fund And Balanced Fund only:

(1) The Fund will not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act;

(2) The Fund may not lend any security or make any other loan, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law;

(3) The Fund may not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

(4) The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

(5) The Fund may not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

(6) The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(7) The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

(8) The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

The preceding investment restrictions have been adopted by the Growth Fund and Balanced Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund’s shares. A majority of the shares, as used in this SAI, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Growth Fund and Balanced Fund have also adopted the following non-fundamental investment restrictions which, while there is no present intention to do so, may be changed without approval of a majority of the shareowners. Under these restrictions each Fund may not:

(a) Invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(b) Invest more than 25% of the market value of its total assets (at the time of the investment) in foreign securities which are not publicly traded in the United States;

(c) Mortgage, pledge or hypothecate in excess of 10% of its net assets (taken at market value); or

(d) Invest in investment companies, except in accordance with the restrictions imposed by the 1940 Act.

If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund’s net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

Interim Fund and Municipal Bond Fund only:

(1) The Fund will not make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act;

(2) The Fund may not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities;

(3) The Fund may not lend any security or make any other loan, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law;

(4) The Fund may not underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

(5) The Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

(6) The Fund may not purchase or sell commodities or commodity contracts, except that a Fund may enter into (a) futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities;

(7) The Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

[For Municipal Bond Fund only] The Municipal Bond Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements;

(8) The Fund will not issue senior securities except to the extent the activities permitted by its fundamental investment restrictions on borrowing and lending may be deemed to give rise to a senior security.

For purposes of restriction number 7 above, Interim Fund and Municipal Bond Fund may invest 25% or more of the value of its total assets in money market instruments, including certificates of deposit, commercial paper, treasury bills or banker’s acceptances of U.S. commercial banks when higher than normal redemptions are expected or it is anticipated that interest rates will increase in the future. In addition, Municipal Bond Fund may invest 25% or more of the value of its total assets in such investments in order to take a temporary defensive position in response to adverse market, economic, political or other conditions.

The preceding investment restrictions have been adopted by Interim Fund and Municipal Bond Fund and may not be changed as to a Fund without the consent of the shareowners holding a majority of the Fund’s shares. A majority of the shares, as used in this Statement of Additional Information, means the vote of (i) 67% or more of the shares present and entitled to vote at a meeting, if the owners of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

The Interim Fund and Municipal Bond Fund have also adopted the following non-fundamental investment restrictions which, while there is no present intention to do so, may be changed without approval of the shareowners. Under this restriction each Fund may not:

(a) Invest in investment companies, except in accordance with the restrictions imposed by the 1940 Act.

(b) Invest more than 15% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

If a percentage restriction is not violated at the time of investment or borrowing, a change in the value of the Fund’s net assets or in the outstanding securities of an issuer will not result in a violation of the restriction.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of Trustees has adopted policies and procedures with respect to the disclosure of portfolio holdings. The Board of Trustees periodically reviews these policies and procedures to ensure that they adequately protect shareholders and that any disclosure of portfolio holdings information is in the best interests of shareholders. The Board of Trustees is updated as needed regarding the Trust’s compliance with these policies and procedures, including information relating to any potential conflicts between the interests of the Trust’s shareholders and the interests of the Manager, Management Corp. and their affiliates. Except as provided in that policy, no listing of the portfolio holdings or discussion of one or more portfolio holdings of any series of the Trust shall be provided to any person, including any shareholder of the Trust.

A complete list of the portfolio holdings of each Fund as of the close of each calendar quarter will be made publicly available on the 60th day of the following calendar quarter, or the next business day if the 60th day is not a business day. In addition, the policy allows the release of nonpublic portfolio holdings information to selected parties if (i) based on a determination by the president, the treasurer, the chief compliance officer, a senior vice president or a vice president of the Trust, disclosure of portfolio holdings information in the manner and at the time proposed is consistent with a legitimate business purpose of the Trust, and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information.

The Trust makes information about each Fund’s portfolio securities available to certain parties in certain situations described below sooner than when such information is publicly available in filings with the Securities and Exchange Commission (the “SEC”).

Identity of Person to whom information is disclosed	Purpose of Disclosure	Compensation or other consideration received by the Trust, the Manager or other party
Stradley Ronon Stevens & Young, LLP, legal counsel to the Trust and its independent trustees	To enable Stradley Ronon Stevens & Young, LLP to provide legal advice to the Trust and its independent trustees	None

PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm	To enable PricewaterhouseCoopers LLP to provide auditing and other services to the Trust	None

Donnelley Financial, LLC, the Trust’s financial printer	Prepare Forms N-Q and N-CSR for filing with SEC and prepare the Trust’s annual and semi-annual reports for distribution to shareholders	None

The Trust has a written confidentiality agreement with Donnelley Financial, LLC and PricewaterhouseCoopers LLP, but the Trust does not have written confidentiality agreements with Stradley Ronon Stevens & Young, LLP. While the Trust does not have a separate confidentiality agreement with this service provider, and, accordingly, it is possible that the Trust’s portfolio information could be selectively disclosed, the Board of Trustees believes that such disclosure is unlikely given industry non-disclosure standards and the Trust’s past experience with Stradley Ronon Stevens & Young, LLP. In addition, public knowledge of a service provider’s failure to maintain the confidentiality of portfolio holdings information likely could cause severe reputational damage to the firm, thereby making release of such information very unlikely. The Trust also expects that Stradley Ronon Stevens & Young, LLP will not trade in securities based on the information or use the information except as necessary in providing services to the Trust.

No person or entity shall accept any compensation or consideration of any kind (including any agreement to maintain assets in any Fund or enter into or maintain any other relationship with the Manager or Management Corp.) in connection with the release of information relating to a Fund’s portfolio holdings.

Exceptions to the policy are reported to the Board of Trustees by the chief compliance officer or general counsel no later than at the next regularly scheduled meeting of the Board of Trustees.

PROXY VOTING POLICIES

The Trust has adopted the Manager’s proxy voting policies and procedures as the proxy voting policies and procedures for the Trust in accordance with applicable rules under the 1940 Act.

The Manager adopted and implemented its proxy voting policies and procedures to reasonably ensure that proxies are voted in the best interests of its clients, including the Funds, in accordance with the Manager’s fiduciary duties and in accordance with applicable rules under the Investment Adviser Act of 1940. The Manager’s proxy voting policies and procedures set forth its general voting philosophies, including its procedures for addressing any conflicts of interest that may arise.

The Manager votes proxies on behalf of the Trust with the intention of promoting the greatest long-term shareholder value consistent with governing laws and the investment policies of the Trust. Each proxy vote is cast by the Manager on a case-by-case basis. On most items the Manager votes with management. These generally include routine items related to the operation of the company and not expected to have a significant economic impact on the company and/or its shareholders. The Manager also generally supports proposals that foster good corporate governance. On some items, the Manager generally votes against management, including certain proposals that limit shareholders’ rights. For non-routine proposals that are more likely to affect the structure and operation of the company and to have a greater impact on value of the investment, the Manager carefully reviews and analyzes the issue on a case-by-case basis.

The Manager is not aware of any conflicts of interest between the Manager and the Trust with respect to proxy voting. However, occasions may arise where a person involved in the proxy voting process may have a personal conflict of interest. Any individual who becomes aware of a conflict of interest between the Manager and the Trust or with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the portfolio manager and otherwise remove himself or herself from the proxy voting process. If the portfolio manager has a personal conflict, or if conflicts of interest exist between the Manager and the Trust, such as possible benefits to State Farm insurance companies depending on a proxy voting decision, the Manager would refer the voting decision to its Investment Council, consisting of the Manager’s chief executive officer, chief operating officer and chief financial officer. The Investment Council would then consider all relevant factors in determining how to vote in the best interests of the Trust or whether to retain an independent consultant to make the voting decision. The intention in all cases is to best represent the interests of the Trust.

The Manager’s proxy voting policies and procedures are not exhaustive and do not include all potential voting issues. In special cases, the Manager may seek guidance from advisers on how a particular proxy proposal will impact the financial prospects of a company and vote accordingly.

The Manager’s proxy voting policies and procedures are available to shareowners upon request. Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-447-0740 and on the SEC’s website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF FUND SHARES

Purchases and redemptions of Fund shares are discussed fully in the prospectus under the headings “How to Buy Fund Shares” and “How to Redeem Fund Shares.” Determination of a Fund’s NAV is set forth in the prospectus under the heading “How to Buy Fund Shares—Share Price.”

Share purchase and redemption orders will be priced at a Fund’s NAV next computed after the purchase or redemption instructions are received in good order by the Fund’s transfer agent. The NAV of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange (“NYSE”), (currently at 4:00 p.m., Eastern Time) on each day when the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Shares of the funds will not be priced on days when the NYSE is closed. The NAV per share of each Fund is computed by dividing the difference between the value of the Fund’s assets and liabilities by the number of shares outstanding. Interest earned on portfolio securities and expenses, including fees payable to the Manager, are accrued daily.

Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension, (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable, or (d) the SEC has by order permitted such suspension for the protection of shareowners of the Fund.

Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Equity securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. Securities traded only on over-the-counter markets generally are valued at the closing bid price. Equities traded on the NASDAQ (National Association of Securities Dealers Automated Quotations) are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking a NOCP, the last current reported sales prices as of the time of valuation of NASDAQ, or lacking any current reported sales on NASDAQ at the time of valuation, at the most recent bid quotation on NASDAQ.

Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a “Service”). A Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations.

Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Board of Trustees as in the case of securities having a maturity of more than 60 days.

Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted at current exchange rates to their U.S. dollar equivalent in order to determine their current value. Because foreign securities (other than ADRs) are valued as of the close of trading on various exchanges and over-the-counter markets throughout the world, the NAV of Funds investing in foreign securities generally includes values of foreign securities that were effectively determined several hours or more before the time NAV is calculated. In addition, trading in the foreign securities of a Fund’s portfolio may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the Funds do not calculate their NAVs. Conversely, trading in a Fund’s foreign securities may not occur at times and on days when the NYSE is open.

The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the Board of Trustees of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing NAV.

Securities for which market quotations described above are not available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price which the Board of Trustees or its delegate believes will reflect the current and true price of the security.

Shares of each Fund may be purchased or redeemed in connection with retirement plan administrative and recordkeeping services offered by one or more third party administrators designated by the Trust. The Trust authorizes third party administrators or their designees (“authorized agents”) to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund’s NAV per share next computed after the receipt by the authorized agent of such purchase order. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order.

INVESTMENT ADVISORY AND OTHER SERVICES

The Trust has entered into an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of the Manager. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days’ written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

Since its inception in 1967, the Manager’s sole business has been to act as investment adviser, transfer agent and dividend disbursing agent for the State Farm Mutual Funds. The Manager was the Distributor for the Funds from 1967-2000. In March of 2001, Management Corp. was appointed as the Distributor of the Trust. The Manager is wholly-owned by Auto Company, which is an Illinois mutual insurance company. The Manager owns all of the common stock issued by Management Corp. The Manager, Management Corp., and Auto Company are located at the address shown on the front cover of this SAI.

PORTFOLIO MANAGERS

Unless otherwise noted, the information provided below is as of November 30, 2018, the end of the Funds’ most recently completed fiscal year.

Other Accounts Managed

Paul Eckley, a portfolio manager for the Growth Fund and Balanced Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Eckley include the following:

•	Other Registered Investment Companies: 0 accounts

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 7 accounts, $76.5 billion in assets

John Malito, a portfolio manager for the Balanced Fund and the Interim Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Malito include the following:

•	Other Registered Investment Companies: 0 accounts

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 14 accounts, $60.3 billion in assets

Lisa Rogers, a portfolio manager for the Balanced Fund and the Interim Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Ms. Rogers include the following:

•	Other Registered Investment Companies: 0 accounts

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 26 accounts, $62.0 billion in assets

Robert Reardon, a portfolio manager for the Municipal Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Reardon include the following:

•	Other Registered Investment Companies: 0 accounts

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 10 accounts, $60.3 billion in assets

Mike Zaroogian, a portfolio manager for the Municipal Bond Fund, manages other investment accounts and portfolios. The number of other accounts and their total assets, segregated by category, managed by Mr. Zaroogian include the following:

•	Other Registered Investment Companies: 0 accounts

•	Other Pooled Investment Vehicles: 0 accounts

•	Other Accounts: 10 accounts, $60.3 billion in assets

No advisory fee is paid based on performance for any of the accounts listed above.

Compensation

Portfolio manager compensation is based upon the overall job performance in managing the investment accounts for Auto Company and its affiliates, as well as the Funds. A portfolio manager’s compensation package is comprised of base salary, incentive compensation, and other benefits. The base salary is fixed and is competitive with industry standards. Portfolio managers may elect to defer a portion of their fixed salary and incentive compensation.

Incentive compensation is discretionary and is determined annually by reference to several qualitative and quantitative factors, including investment results. The factors considered to determine incentive compensation for equity portfolio managers include adherence to investment philosophy; development of dividend income; tax efficiency; risk management; long term returns; and departmental oversight. The portfolio manager’s performance in comparison to those factors is considered by members of Auto Company’s executive management. The evaluation is subjective in nature, from a perspective to reward long-term, rather than short-term performance, and does not rely solely on industry measurements.

Incentive compensation for fixed income portfolio managers is determined by a combination of the individual portfolio manager’s investment results as well as the investment results of the broader fixed income team. Like equities, fixed income portfolio management incentive compensation is discretionary and is determined annually by reference to various qualitative and quantitative factors and investment results.

The factors considered to determine incentive compensation for fixed income portfolio managers include adherence to investment philosophy, liquidity management, and long term returns relative to custom indices derived from the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays Municipal Bond Index. These factors are evaluated by members of Auto Company’s executive management. The evaluation is subjective in nature, from a perspective to reward long term, rather than short term performance, and does not rely solely on industry measurements.

In addition to the compensation described above, both equity and fixed income portfolio managers may receive other benefits based primarily on their management level and/or total compensation, and not their performance as portfolio managers. These benefits include participation in a supplemental incentive plan; supplemental retirement plans; annual comprehensive health evaluations; and financial planning services.

The portfolio managers, if eligible, may receive supplemental incentive plan payments. These payments are discretionary in nature and are a function of the overall performance of State Farm as an enterprise. The payments under the plan are a function of the 1) organizational performance of Auto Company and its affiliated entities for certain criteria over a rolling three-year period and 2) the number of units allocated to the individual for each of the three-year performance cycles. Under the plan, payments are determined by considering criteria such as retention of insurance business, financial stability, financial services growth, expense reduction, personnel development, and compliance. Supplemental incentive plan payments are calculated using an internal formula.

The portfolio managers may also be eligible for the supplemental retirement plans that are offered to highly compensated employees. One of the plans allows employees to defer a portion of compensation into a later year(s). The other plan provides retirement benefits in excess of the benefits that can be provided under the State Farm qualified retirement plan (due to limitations on the amount of compensation or the type of service that may be counted). Benefits for this plan are calculated using the qualified plan’s formula, average annual compensation, and years of service.

Eligibility for financial planning services and comprehensive health evaluations is based upon an individual’s management level. The benefits provided under these programs are uniform and apply equally to all eligible participants.

Ownership of Securities

The portfolio managers’ beneficial ownership of Fund securities is as follows:

Paul Eckley — Growth Fund	$100,001—$500,000
Robert Reardon — Municipal Bond Fund	$100,001—$500,000
John Malito — Balanced Fund	$10,001—$50,000
Lisa Rogers — Balanced Fund	$10,001—$50,000
Mike Zaroogian — Municipal Bond Fund	$10,001—$50,000

This information is current as of November 30, 2018, the end of the Funds’ most recent fiscal year.

Conflicts of Interest

The Manager’s portfolio managers manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts and separate accounts. The “side-by-side”

management of these accounts by the Manager’s portfolio managers may raise potential conflicts of interest related to the allocation of investment opportunities and the aggregation and allocation of securities trades. The Manager’s portfolio managers make investment decisions for each account based on the account’s objective, strategies and other relevant investment considerations applicable to that account, including the account’s cash flows. Even where multiple accounts with similar investment objectives and strategies are managed by the same portfolio manager, the Manager may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account for various reasons, such as different cash flows in the accounts. Accordingly, the performance of each account managed by a portfolio manager of the Manager may vary.

The Manager has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Manager has developed trade allocation procedures to ensure that no one client account, regardless of type, is intentionally favored at the expense of another client in the trade allocation process. These allocation policies are designed to address potential conflicts of interests in situations where two or more funds or accounts participate in an investment decision involving the same securities. The Manager conducts periodic reviews of aggregated trades for consistency with these policies. In addition, the Manager has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and an affiliated person of that Fund, including an affiliated person which is a client account of the Manager.

MANAGEMENT SERVICES AGREEMENT

Pursuant to the Investment Advisory and Management Services Agreement, the Manager: (1) acts as each Fund’s investment adviser; (2) manages each Fund’s investments; (3) administers each Fund’s business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

The agreement requires the Trust to pay: (1) the fees and expenses of the Trust’s independent registered public accountants, legal counsel, custodian, transfer agent, registrar, dividend disbursing agent and Independent Trustees; and (2) the cost of preparing and distributing reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal and state securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid monthly) at the annual rates shown below:

Growth Fund and Balanced Fund:

Average Daily Net Assets	RATE OF FEE
First $100 million	0.20%
$100 million to $200 million	0.15%
In excess of $200 million	0.10%

Interim Fund and Municipal Bond Fund:

Average Daily Net Assets	RATE OF FEE
First $50 million	0.20%
$50 million to $100 million	0.15%
In excess of $100 million	0.10%

The management fee will be reduced, or the Manager will reimburse a Fund, by any amount necessary to prevent a Fund’s total expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) from exceeding 0.40% of the average net assets of the Fund on an annual basis.

For the Trust’s fiscal years ending November 30 of the years specified below, the Manager earned the following amounts for its services as an investment adviser to the specified Fund. Neither the Manager nor any affiliated company receives any brokerage commissions from any Fund as such business is transacted with non-affiliated broker-dealers:

Fund	2016	2017	2018
Growth Fund	$4,285,449	$4,779,934	$5,111,469
Balanced Fund	$1,863,647	$2,015,782	$2,089,709
Interim Fund	$457,978	$446,683	$416,209
Municipal Bond Fund	$785,301	$780,392	$762,384

Some affiliated companies of the Manager (including Auto Company) and the other State Farm funds managed by the Manager carry on extensive investment programs. Securities considered as investments for a Fund may also be appropriate for the accounts of one or more of such companies or funds. Although investment decisions for a particular Fund are made independently from those for such other companies, securities of the same issuer may be acquired, held or disposed of by the Fund and one or more of such other companies or funds at or about the same time, if consistent with the investment objectives and policies of the respective parties. When both the Fund and one or more of such other companies or funds are concurrently engaged in the purchase or sale of the same securities, the transactions are allocated as to amount and price in accordance with trade allocation procedures adopted by the Manager. In some cases these procedures may affect the price or amount of the securities as far as each party is concerned.

The obligation of performance under the management agreement between the Manager and the Trust is solely that of the Manager, for which the Auto Company assumes no responsibility.

SERVICE AGREEMENTS

Under the Service Agreements, the Auto Company makes available to the Manager and Management Corp. the services, on a part-time basis, of employees of the Auto Company engaged in its investment operations, and also certain other personnel, services and facilities to enable the Manager and Management Corp. to perform their obligations to the Trust. The Manager and Management Corp. reimburse the Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by the Auto Company under the Service Agreements. Accordingly, the Funds make no payment to the Auto Company under the Service Agreement.

DISTRIBUTION AGREEMENT

Pursuant to a Distribution Agreement between the Trust and Management Corp., Management Corp.: (1) is the distributor of the Funds’ shares; (2) acts as agent of the Trust in the continuous sale of its shares; (3) prepares and distributes literature relating to the Trust and its investment performance; (4) distributes and pays for the printing of the Trust’s Prospectus provided to prospective shareowners; and (5) circulates advertising and public relations materials. These services are performed by Management Corp. at no charge to the Trust.

TRANSFER AGENT AGREEMENT

The Transfer Agent Agreement between the Trust and the Manager appoints the Manager as the Trust’s transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) maintains all shareowner account records; (2) prepares and mails transaction confirmations, annual records of investments and tax information statements; (3) effects transfers of Fund shares; (4) arranges for the cancellation of stock certificates; (5) prepares annual shareowner meeting lists; (6) prepares, mails and tabulates proxies; (7) mails shareowner reports; and (8) disburses dividend and capital gains distributions. In return for these services, the Manager receives an account fee.

PORTFOLIO TRANSACTIONS

Each Fund’s portfolio purchases and sales are placed by the Manager with securities brokers and dealers that the Manager believes will provide the best values to the Fund in transaction and information services. In evaluating the quality of transaction services, the dominant consideration is a broker-dealer’s skill in executing transactions, of which the major determinant is the best price to the Fund (highest net proceeds of sale or lowest overall cost of purchase) rather than the lowest commission or transaction charge considered in isolation. Many of a Fund’s transactions may be fairly large, and may require special attention and careful timing and handling to minimize the impact of the transactions upon market prices. The willingness of a broker-dealer to devise a trading tactic for the transaction in consultation with the Manager, to expend time and effort, to overcome difficulties and to assume risks, are characteristics of high quality execution. A broker-dealer’s knowledge of particular companies, industries, regions and markets is important in the skillful trading of many securities. The Manager believes that the net prices obtainable in skillful executions by broker-dealers justify the payment of higher transaction costs than those charged by others. Other considerations are the breadth of the broker-dealer’s financially-related services that are useful to the Fund, the reliability of its clearing, settlement and operational services, and its reputation and financial condition. Selection of a broker-dealer for a particular transaction requires a largely qualitative judgment by the Manager, including retrospective evaluation of the quality of execution of past transactions by the broker-dealers under consideration.

A wide variety of useful investment research and analysis, economic, financial and statistical data, and other information, are available from many brokers. The Manager gives recognition to the value of such information in placing a Fund’s portfolio transactions, and may cause that Fund to pay broker commissions that are higher than those obtainable from other brokers. Research services provided by brokers through which a Fund effects securities transactions may be used by the Manager in servicing all of its accounts, and not all of these research services may be used by the Manager in connection with the Fund that effected the securities transaction through the broker. When specific recommendations or information provided by a broker result in securities transactions by a Fund, the Manager places the transactions through that broker if the Manager believes that the broker can provide good execution.

The Manager also uses electronic communication networks (“ECNs”) to purchase and sell portfolio securities for the Funds. The Manager uses ECNs to trade portfolio securities when it believes that doing so will result in the best net price for a Fund.

The Manager and the Auto Company perform extensive investment research, which is used in making investment decisions for the Funds and for other State Farm companies. The availability of additional information from a diversity of sources, some of which have in-depth knowledge of specialized subjects, and have proven insight and acumen in economic, financial, political and investment matters, may tend to reduce the Manager’s costs by some indeterminable amount, but more importantly is believed to provide a quantity and range of information greater than could be generated solely within a single advisory organization, even for a larger advisory fee. Each Fund benefits from information obtained for the other Funds’ transactions and for the transactions of other State Farm companies. Adequate compensation of broker-dealers for their transaction and information services is considered important to assure good execution of transactions and the continuing receipt of information in the future.

When a Fund purchases or sells a security over-the-counter, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Manager, better price or execution can be achieved through the use of a broker.

For the Trust’s fiscal years ending November 30 of the years specified below, the Funds paid the following brokerage commissions. A portion of these commissions paid were to brokers that provided research and other information to the Funds during the same periods:

Fund	2016	2017	2018
Growth Fund	$15,399	$128,339	$34,121
Balanced Fund	$1,438	$43,475	$9,723
Interim Fund	$0	$0	$0
Municipal Bond Fund	$0	$0	$0

ADDITIONAL TAX CONSIDERATIONS

The Trust intends for each Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A 4% non-deductible excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. Generally, the required distribution is the sum of 98% of a Fund’s net investment income for the calendar year plus 98.2% of its capital gain net income for the one year period ending November 30 and any prior year undistributed net investment income and capital gain net income. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of the 4% excise tax.

A portion of each of the Growth Fund’s and Balanced Fund’s ordinary dividends may be eligible for the 50% corporate dividends received deduction. Furthermore, a portion of each of the Growth Fund’s and Balanced Fund’s ordinary dividends may constitute qualified dividends which, for individual investors who meet a minimum holding period, are taxed at long-term capital gain rates.

Because distributions reduce NAV, if you purchase shares of a Fund shortly before a record date for such a distribution you will, in effect, receive a return of a portion of your investment although the distribution will be taxable to you. This is true even if the NAV of your shares was reduced below your cost. However, for federal income tax purposes your original cost, increased by any distributions reinvested in additional Fund shares, would continue as your tax basis. Any loss recognized on the disposition of Fund shares that have been held by the shareowner for six months or less will be treated as long-term capital loss to the extent of the amount the shareowner received as a long-term capital gain distribution with respect to those Fund shares.

Distributions of long-term capital gains are generally taxable to shareowners as long-term capital gains, whether received in cash or additional shares and regardless of the period of time the shares have been held. Dividends and capital gains may be taxed to shareowners at different rates. Also, the distinction between ordinary income or loss and capital gain or loss is important for certain tax purposes, such as a taxpayer’s ability to offset losses against income.

Under the Code, interest on indebtedness incurred or continued to purchase or carry Municipal Bond Fund shares is not deductible for federal income tax purposes. Even though borrowed funds are not directly traceable to the purchase of shares, the IRS may determine, depending on circumstances, that the indebtedness is incurred for such a purpose. Because of tax implications, persons who are “substantial users” (or persons related thereto) of facilities financed by industrial development bonds should consult their tax advisors before purchasing shares of Municipal Bond Fund. Generally, a shareholder who is (or is related to) a substantial user of a facility financed by industrial development bonds held by the Fund will likely be subject to tax on dividends paid by the Fund which are derived from interests on such bonds. Exempt-interest dividends paid by the Municipal Bond Fund must be taken into account in computing the portion, if any, of Social Security or Railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax. Any loss recognized on the disposition of Municipal Bond Fund shares held by the shareowner for six months or less will be disallowed to the extent of the amount the shareowner received as an exempt interest dividend with respect to those Municipal Bond Fund shares.

Pursuant to the Tax Reform Act of 1986, interest on certain municipal obligations that are “private activity bonds” are subject to federal income taxation for those investors subject to the alternative minimum tax. Municipal Bond Fund does not currently intend to purchase municipal obligations whose interest is a tax preference item for purposes of the alternative minimum tax, although from time to time it may invest excess cash in short-term investments that generate a de minimis amount of private activity bond interest.

For information about the unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains of the Funds of the Trust, please see the Notes to Financial Statements in the Trust’s Annual Report, which is incorporated herein by reference.

There have been and likely will continue to be other proposals for amendments to the federal income tax laws that could, if enacted, have adverse effects on a Fund, its investments, or its shareholders.

A 3.8% Medicare tax is imposed on a portion of the net investment income of certain non-corporate taxpayers. For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Net investment income does not include exempt-interest dividends.

MANAGEMENT OF THE TRUST

Board of Trustees: Leadership Structure and Committees. The Board of Trustees (the “Board”), which currently includes six individual Trustees, has overall responsibility for the conduct of the Trust’s affairs. Two of the six Trustees are “interested persons” of the Trust as defined by the 1940 Act. An interested person of the Trust includes a person who is otherwise affiliated with the Trust or with a service provider to the Trust, such as an officer or director of the Manager or of State Farm VP Management Corp., the Trust’s distributor. Four of the six Trustees are disinterested or “Independent” Trustees, a category of persons that includes individuals who are not otherwise affiliated with the Trust and its service providers. Trustees who are not interested persons of the Trust under the 1940 Act are referred to in this SAI as “Independent Trustees.”

Under the Trust’s Declaration of Trust and its Bylaws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trust has adopted a policy that each Trustee must retire from his or her Trustee position after reaching age 72. The Trust is not required to hold annual meetings of shareowners for the election or re-election of Trustees or for any other purpose, and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

Mr. Joe R. Monk, Jr., an interested Trustee of the Trust, serves as the President and Chairperson of the Trust. In his roles, Mr. Monk presides at Board meetings.

There are three standing committees of the Board—the Executive Committee, the Committee of Independent Trustees (the “CIT”) and the Audit Committee. The members of the Executive Committee are Messrs. Joe R. Monk, Jr., Paul J. Smith and David L. Vance. Messrs. Monk and Smith are “interested persons” of the Trust, as that term is defined in the 1940 Act, whereas Mr. Vance is an Independent Trustee. The Executive

Committee acts on behalf of the entire Board during intervals between Board meetings. Actions of the Executive Committee must be consistent with the Trust’s Declaration of Trust. During the Trust’s fiscal year ending November 30, 2018, the Executive Committee did not meet.

The CIT includes as its members all of the Independent Trustees, as listed under the heading “TRUSTEES AND OFFICERS” in this SAI. The CIT operates pursuant to a separate charter specifying that CIT members shall designate a CIT Chairperson. The CIT has designated Mr. David L. Vance to serve as CIT Chairperson. The CIT is responsible for overseeing the effective functioning of the Board, nominating candidates for election as Independent Trustees, reviewing the investment management and distribution agreements of the Trust and making recommendations to the full Board regarding entering into or the continuation of such agreements. The CIT will consider nominees recommended by shareholders. A shareholder may submit a suggested candidate by sending a resume of the candidate to the Secretary of the Trust, at the address of the Trust’s principal executive offices. During the Trust’s fiscal year ending November 30, 2018, the CIT held five meetings. As CIT Chairperson, Mr. Vance presides at CIT meetings, and, in consultation with the other CIT members, sets the agenda for all such meetings.

The Audit Committee includes as its members Mr. Latshaw and Ms. Nagler, each of whom is an Independent Trustee. The Audit Committee operates pursuant to a separate charter specifying that unless the Board appoints a Chairperson of the Audit Committee, the Audit Committee shall appoint a Chairperson. The Board has appointed Mr. Latshaw as the Chairperson of the Audit Committee. As Audit Committee Chairperson, Mr. Latshaw presides at Audit Committee meetings, and, in consultation with Audit Committee members, sets the agenda for all such meetings. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting practices, reviewing the results of the annual audits of the Trust’s financial statements and interacting with the Trust’s independent registered public accounting firm on behalf of the Board. During the Trust’s fiscal year ending November 30, 2018, the Audit Committee held five meetings.

The Board has determined that the Trust’s leadership or governance structure is appropriate. With the Trust only consisting of four series, the Board does not believe that it needs any additional or any more specialized committees. The existing leadership structure also is appropriate because having a majority of Independent Trustees is consistent with mutual fund industry practice, and effectively allows the Independent Trustees to control the Trust’s business and affairs. The Trust has determined that having an interested Board Chairperson is appropriate because it promotes efficiency in the Board’s operations. The interested Chairperson, who also serves as Senior Vice President of the Manager and Management Corp., may be more knowledgeable regarding the day-to-day operations of the Trust. Having an interested Trustee preside at Board meetings results in more focused and efficient meetings, and Mr. Vance has an integral role in setting the Board meeting agendas. The Board holds four regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in-person or by telephone, to address matters arising between regular meetings. The CIT also holds four regularly scheduled meetings each year, during a portion of which management is not present, and may hold special meetings, as needed, either in-person or by telephone. The CIT regularly meets with its independent legal counsel outside the presence of interested Trustees, a practice designed to foster full discussion among CIT members of all issues related to the Trust and foster discussions between interested and Independent Trustees. The Trust’s leadership or governance structure promotes free and open discussion of different viewpoints on issues impacting the Trust.

The Board oversees the management of risks presented in operating the Trust, including, among other things, investment, compliance and valuation risks.

Investment risk involves the chance that a Fund’s portfolio may be invested by the Manager, leading to excessive or inadequate risk-taking by the Fund or resulting in unsustainable or poor performance by the Fund. Compliance risk includes the chance that the Trust will not comply with applicable federal and state laws, resulting in litigation, potential penalties, legal expense and reputational harm. Valuation risk is the chance that portfolio securities held by a Fund may be valued incorrectly, resulting in an erroneous NAV for a Fund and dilution to existing or new Fund shareholders. Fund dilution could expose the Fund or the Manager to legal actions by regulators and by aggrieved shareholders.

The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, the Manager and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address particular risks of the Funds. Different processes, procedures and controls are employed for different types of risks. In that regard, senior officers of the Trust and the Manager, and the Trust’s CCO regularly report to the Board on a range of matters, including those relating to risk management. In addition to the regular reports from management, the Board also receives reports from the other service providers to the Trust, and the CIT receives regular reports from the Trust’s independent registered public accounting firm on internal controls and financial reporting matters.

The Board oversees the investment risk management process by regularly receiving written reports on the investments and securities trading of each Fund, including each Fund’s performance as compared to the Fund’s benchmark index and as compared to peer funds. In addition, Fund portfolio managers regularly make live presentations to the Board regarding the portfolio manager’s investment process and results. The Trust annually hires an independent fund tracking organization to identify peer funds (i.e., those funds comparable in size, investment objective, investment strategy and sales charge structure to each of the Trust’s Funds). The Board analyzes any Fund whose performance substantially deviates from the performance of its benchmark or peer funds. In addition to evaluating the relative performance of each Fund, the Board also regularly evaluates the expense structure of each Fund compared to the expense structure of its peer funds.

The Board oversees management of compliance risk by adopting regulatory policies for the Trust and the Manager to follow in carrying on the day-to-day business of the Funds, and by receiving reports (on both a quarterly and as-needed basis) from the Trust and its CCO regarding the implementation of the policies and procedures, including an annual report from the CCO. As required by the 1940 Act, the Trust’s CCO is hired by the Board, and the Board determines the CCO’s compensation. Independent legal counsel to the Trust also helps the Board understand and comply with new regulatory developments, a practice which is designed to reduce compliance risk to the Trust.

Similarly the Board oversees valuation risk by approving valuation procedures for the Manager to follow in determining each Fund’s NAV. The Manager regularly reports to both the CIT and the Board on the implementation of these procedures, including reporting to the Board each instance in which a security owned by a Fund is “fair valued.” A fair valued security is one priced other than at the closing price of the security on an established securities exchange or in an established over-the-counter securities market.

The Board and the Manager believe that the impact of the Board’s oversight of the Trust’s risk management process is better risk management. The Board and the Manager continually evaluate the appropriateness of the Trust’s risk management processes, and adjust those processes whenever the Manager or the Board deems it necessary.

Experience, Qualifications, Attributes and Skills of Trustees. In deciding who might best serve as its Board members, the Board considers whether a candidate can function as part of the team of Board members, and whether that person can act in the best interest of the Trust and its shareholders. A Board candidate should have excellent analytical and communication skills, be open-minded, and be willing to collaborate with other Board members in crafting Trust policy. The experience, qualifications, attributes and skills of each Trustee are discussed below.

Mr. Joe R. Monk, Jr., an interested Trustee of the Trust, has served as Trustee since 2015 and as a Trust Officer since 2011. Mr. Monk received a bachelor’s degree in finance/insurance from Missouri State University.

Mr. Paul J. Smith, an interested Trustee of the Trust, has served as Trustee since 2015 and as a Trust Officer since 2011. Mr. Smith received a bachelor’s degree in accounting from the University of Wisconsin at Eau Claire and is a graduate of the General Managers Program at Harvard Business School. Messrs. Monk and Smith also serve in leadership positions with State Farm Mutual Automobile Insurance Company (“Auto Company”), the Manager’s parent company, and thus have unique understandings of how the Trust’s activities relate to the larger State Farm enterprise. Messrs. Monk and Smith each participate in various civic, charitable and/or educational organizations.

Mr. David L. Vance has served as an Independent Trustee since 2001 and is the CIT’s Chairperson. Mr. Vance is the Executive Director of the Center for Talent Reporting and also teaches at two universities. Previously, he served as Chief Economist of a major U.S. industrial company as well as the president of that company’s corporate university. Mr. Vance has earned multiple post-secondary educational degrees, including a doctorate degree from the University of Notre Dame in Economics.

Mr. Thomas M. Mengler also has served as an Independent Trustee to the Trust and began his service in 1998 to the predecessor of the Trust. Mr. Mengler is President of St. Mary’s University, and has a J.D. degree and an M.A. degree in Philosophy from the University of Texas. Mr. Mengler participates or has participated in various civic, charitable and/or educational organizations.

Mr. Alan R. Latshaw has extensive experience in the financial services industry, and began his service as an Independent Trustee in 2005. He earned an M.B.A. degree in Finance and Accounting at Indiana University, and previously chaired the AICPA Investment Company Committee/Task Force, which rewrote the AICPA Audit and Accounting Guide for Investment Companies. Mr. Latshaw serves as an independent trustee for another mutual fund complex, and he participates in activities of the Investment Company Institute’s Independent Directors Committee. Mr. Latshaw previously was a partner at a public accounting firm.

Ms. Anita M. Nagler began her service as an Independent Trustee in 2006. Ms. Nagler is a member of the Board of Directors of a multi-billion dollar investment management firm. Ms. Nagler holds a J.D. degree from I.I.T., Chicago-Kent College of Law. Ms. Nagler previously served in various executive roles with prominent firms involved in the investment management industry. Ms. Nagler also held various positions in the enforcement group of the SEC, including as Associate Regional Administrator overseeing the entire enforcement program of the SEC’s Chicago office. Ms. Nagler participates in various civic, charitable and/or educational organizations.

TRUSTEES AND OFFICERS

The Trustees and officers of the Funds, their ages at November 30, 2018, their principal occupations for the last five years and their affiliations, if any, with the Manager and Management Corp., are listed below. The information, which is current as of November 30, 2018, is provided first for the Independent Trustees, and next for Trustees who are interested persons of the Trust and for Officers.

Management Information—State Farm Associates’ Funds Trust, November 30, 2018 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	PRESIDENT—St. Mary’s University; TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

Victor J. Boschini* One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR—Texas Christian University; TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR—Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER—Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER—Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY—Bellevue University and University of Southern Miississippi; TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 67	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	TRUSTEE— MainStay Funds (88 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR—Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE—State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

*	Mr. Boschini retired from his position with the Trust effective March 31, 2019.

Management Information—State Farm Associates’ Funds Trust, November 30, 2018 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Joe R. Monk, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, FINANCIAL SERVICES—State Farm Mutual Automobile Insurance Company; PRESIDENT AND CHIEF EXECUTIVE OFFICER—State Farm Bank, F.S.B., Bloomington, Illinois; DIRECTOR and SENIOR VICE PRESIDENT—State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011—6/2015)—State Farm Mutual Fund Trust, State Farm Variable Product Trust.	4	None

Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	EXECUTIVE VICE PRESIDENT, PROPERTY AND CASUALTY—State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT — State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT and TREASURER — State Farm Variable Product Trust, State Farm Mutual Fund Trust.	4	None

*

Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Associates’ Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., and with the affiliates of these companies.

Management Information—State Farm Associates’ Funds Trust, November 30, 2018 (unaudited)

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 64	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT—INVESTMENTS—State Farm Mutual Automobile Insurance Company.

Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 55	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT—FIXED INCOME—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT—State Farm Investment Management Corp.; VICE PRESIDENT—State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Terrence M. Ludwig One State Farm Plaza Bloomington, Illinois 61710 Age 50	Chief Compliance Officer, Assistant Secretary-Treasurer, and Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer	Began service as Chief Compliance Officer and Assistant Secretary- Treasurer in 2/2018 and as Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer in 3/2016, and serves until removed.	CHIEF COMPLIANCE OFFICER (since 2/2018), ASSISTANT SECRETARY-TREASURER (since 2/2018), and ANTI- MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER (since 3/2016)—State Farm Mutual Fund Trust, State Farm Variable Product Trust; CHIEF COMPLIANCE OFFICER (since 2/2018), TREASURER (since 2/2018) and ANTI- MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER (since 3/2016)—State Farm Investment Management Corp.; CHIEF COMPLIANCE OFFICER, TREASURER (since 2/2018) and ANTI-MONEY LAUNDERING AND OFFICE OF FOREIGN ASSETS CONTROL COMPLIANCE OFFICER—State Farm VP Management Corp.; INVESTMENT PLANNING SERVICES DIRECTOR—State Farm Mutual Automobile Insurance Company.

Lisa Stewart One State Farm Plaza Bloomington, Illinois 61710 Age 49	Vice President	Began service in December 2015 and serves until removed.	VICE PRESIDENT—LIFE/HEALTH and INVESTMENT PLANNING SERVICES (since 10/2015), VICE PRESIDENT—AGENCY (1/2014—10/2015), and VICE PRESIDENT AGENCY —CUSTOMER CARE CENTER (1/2013—1/2014)—State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 12/2015)—State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 12/2015)—State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Mark D. Mikel One State Farm Plaza Bloomington, Illinois 61710 Age 48	Vice President and Secretary	Began service in 2012 and serves until removed.	ASSISTANT VICE PRESIDENT—INVESTMENT PLANNING SERVICES—State Farm Mutual Automobile Insurance Company; ASSISTANT VICE PRESIDENT—BANK OPERATIONS OFFICER (since 2/2018)—State Farm Bank, F.S.B., Bloomington, Illinois; VICE PRESIDENT —FINANCIAL AND SECRETARY—State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY—State Farm Variable Product Trust, State Farm Mutual Fund Trust.

As of March 4, 2019, the Trustees and officers as a group owned less than 1% of any Fund’s outstanding shares.

Trustees and officers who are interested persons do not receive any compensation from any Fund for their services to the Fund.

Independent Trustees of the Trust serving on the Trust’s Board of Trustees receive compensation from the Trust. Independent Trustees serving on the Trust’s Board of Trustee also serve on the Board of Trustees of State Farm Mutual Fund Trust and State Farm Variable Product Trust, two other registered investment companies advised by the Manager. The following describes the compensation payable to Independent Trustees as of January 1, 2019.

Independent Trustees receive compensation for their service on the Boards of Trustees equal to an annual retainer of $49,000 and a fee of $7,000 per regular in-person Board of Trustees’ meeting attended.

Independent Trustees who serve on the Trust’s CIT and serving on the Trust’s Audit Committee receive the following additional compensation:

(i)	each CIT member receives an annual retainer of $4,000;

(ii)	each Audit Committee member receives an annual retainer of $3,000;

(iii)	the CIT chairperson receives an additional annual retainer of $10,000;

(iv)	the Audit Committee chairperson receives an additional annual retainer of $5,000;

(v)	each CIT member receives a fee of $1,000 for each CIT meeting attended; and

(vi)	each Audit Committee member receives a fee of $500, for each Audit Committee meeting attended.

Independent Trustees serving on the Trust’s Board of Trustees also served on the Board of Trustees of State Farm Mutual Fund Trust and State Farm Variable Product Trust, two other registered investment companies advised by the Manager, prior to the liquidation of those two trusts during the fourth quarter of 2018. The following describes the compensation that was payable to the Independent Trustees during the Trust’s fiscal year ended November 30, 2018. Independent Trustees received compensation for their service on the Boards of Trustees equal to an annual retainer of $92,000 and a fee of $9,125 per regular in-person Board of Trustees’ meeting attended.

Independent Trustees who served on the Trust’s CIT and serving on the Trust’s Audit Committee also served on the CITs and Audit Committees of State Farm Mutual Fund Trust and State Farm Variable Product Trust. For their service to the CITs and Audit Committees, Independent Trustees who served on such committees received the following additional compensation:

(i)	each CIT member received an annual retainer of $8,000;

(ii)	each Audit Committee member received an annual retainer of $6,000;

(iii)	the CIT chairperson received an additional annual retainer of $24,500;

(iv)	the Audit Committee chairperson received an additional annual retainer of $10,700;

(v)	each CIT member received an annual fee (not a per meeting fee) of $8,500, for all CIT meetings attended, regardless of the number of meetings held annually; and

(vi)	each Audit Committee member received an annual fee (not a per meeting fee) of $2,000, for all Audit Committee meetings attended, regardless of the number of meetings held annually.

These fees are paid to the Independent Trustees on behalf of the Trust and (during the fiscal year ended November 30, 2018) on behalf of the funds within State Farm Mutual Fund Trust and State Farm Variable

Product Trust. Each mutual fund managed by the Manager shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust. Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. Compensation shown in the following table was paid during the Trust’s fiscal year ended November 30, 2018.

Name	Aggregate Compensation From The Trust(1)	Total Compensation From The Trust And Other State Farm Mutual Funds(1)(2)(3)
Paul J. Smith(4)	None	None
Joe R. Monk, Jr.(4)	None	None
Thomas M. Mengler(5)	$50,880	$212,125
Victor J. Boschini(5)(6)	$47,496	$201,875
David L. Vance(5)	$58,967	$236,625
Alan R. Latshaw(5)	$57,053	$230,825
Anita M. Nagler(5)	$53,521	$220,125
Diane L. Wallace(5)(7)	$5,997	$56,167

(1)	For the fiscal year ended November 30, 2018.

(2)	The other “State Farm Mutual Funds” are State Farm Variable Product Trust and State Farm Mutual Fund Trust.

(3)

Of the Total Compensation from the Trust and other State Farm Mutual Funds, the Manager reimbursed State Farm Mutual Fund Trust and State Farm Variable Product Trust for the following amount of compensation paid to the named Independent Trustees:

Independent Trustee	Compensation Reimbursed to State Farm Mutual Fund Trust and State Farm Variable Product Trust by the Manager
Thomas M. Mengler	$58,000
Victor J. Boschini	$58,000
David L. Vance	$58,000
Alan R. Latshaw	$58,000
Anita M. Nagler	$58,000
Diane L. Wallace	$38,000

(4)	Non-compensated interested Trustee

(5)	Independent Trustee.

(6)	Mr. Boschini retired from his position with the Trust effective March 31, 2019.

(7)	Ms. Wallace retired from her position with the Trust effective December 31, 2017.

The following table reflects dollar ranges of each Trustee’s beneficial ownership of equity securities of each Fund, and dollar ranges of each Trustee’s beneficial ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2018.

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in Growth Fund	Dollar Range of Equity Securities in Balanced Fund	Dollar Range of Equity Securities in Interim Fund	Dollar Range of Equity Securities in Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas M. Mengler	Over $100,000	$10,001—$50,000	None	$10,001—$50,000	Over $100,000
Victor J. Boschini	Over $100,000	None	None	Over $100,000	Over $100,000
David L. Vance	Over $100,000	None	None	None	Over $100,000
Alan R. Latshaw	$50,001—$100,000	None	None	$10,001—$50,000	Over $100,000
Anita M. Nagler	Over $100,000	None	None	None	Over $100,000

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in Growth Fund	Dollar Range of Equity Securities in Balanced Fund	Dollar Range of Equity Securities in Interim Fund	Dollar Range of Equity Securities in Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Paul J. Smith	$50,001—$100,000	None	None	None	$50,001—$100,000
Joe R. Monk, Jr.	None	Less than $10,000	None	None	Less than $10,000

Additional Information Regarding Independent Trustees of the Trust

Auto Company owns and has owned all of the common stock issued by the Manager and the Manager owns all of the common stock issued by Management Corp. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the non-interested Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

During calendar years 2017 and 2018 neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

•	interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $120,000;

•

interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $120,000; or

•	relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $120,000.

GENERAL INFORMATION

Ownership of Shares

As of February 28, 2019, State Farm Bank, as Custodian for IRA plans, owned of record in the aggregate the following number of shares of the Funds. The address for State Farm Bank is P.O. Box 2316, Bloomington, IL 61702-2316. Shareholders who hold the power to vote a large percentage of shares (at least 25%) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting. State Farm Bank is not the beneficial owner of any of these shares. As of March 4, 2019 there are no other persons who own 5% or more of a Fund’s outstanding voting securities.

Fund	Shares Owned	Percentage of Fund Shares Outstanding
Growth Fund	21,261,569.309	33.89%
Balanced Fund	13,293,818.882	46.73%
Interim Fund	20,720,730.268	60.95%
Municipal Bond Fund	4,296,784.192	5.40%

Custody of Assets

The securities and cash of the Funds are held by JPMorgan Chase Bank (“Chase”), 3 Chase Metro Tech Center, Brooklyn, New York 11245, as custodian. Chase delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by persons duly authorized by the Board of Trustees.

Independent Registered Public Accounting Firm

The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606. The firm audits the Trust’s annual financial statements, reviews certain regulatory reports and the Trust’s federal income tax returns, and performs other professional auditing and tax services when engaged to do so by the Funds.

Code of Ethics

The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Funds avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and, situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets.

The Boards of the Manager, Management Corp., and the Trust have each adopted a Code of Ethics. The Code of Ethics imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust’s officers and trustees. The Boards believe that the provisions of the Code are reasonably designed to prevent subscribers from engaging in conduct that violates these principles. The Code of Ethics permits subscribers subject to the Code to invest in securities, including securities that may be purchased or held by a Fund.

Shares

The Trust was organized as a statutory trust pursuant to the laws of the State of Delaware on January 5, 2001. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust’s Funds. There are currently four series of shares.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Voting Rights

Each share (including fractional shares) is entitled to one vote for each dollar of NAV represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s and S&P.

RATINGS BY MOODY’S

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. The designation “Con.” followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal Notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

Commercial Paper:

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

S&P RATINGS

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—The rating C is reserved for income bonds on which no interest is being paid.

In order to provide more detailed indications of credit quality, S&P’s bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

Provisional Ratings. The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

•	Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

•	Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

FINANCIAL STATEMENTS

The audited financial statements for the Trust for the fiscal year ended November 30, 2018, are incorporated herein by reference from the Trust’s annual report to shareholders.

STATE FARM ASSOCIATES’ FUNDS TRUST

PART C OF THE REGISTRATION STATEMENT

ITEM 28. EXHIBITS

(a)	Declaration of Trust (exhibit (a) to post-effective amendment No. 61) (5).

(b)	Bylaws (exhibit (b) to post-effective amendment No. 44) (1).

(c)	N/A

(d)	Amended and Restated Investment Advisory and Management Services Agreement between Registrant and State Farm Investment Management Corp. (exhibit (d) to post-effective amendment No. 55) (3).

(e)	Distribution Agreement between Registrant and State Farm VP Management Corp. (exhibit (e) to post-effective amendment No. 45) (2).

(f)	N/A

(g)(1)	Custodial Agreement between Registrant and The Chase Manhattan Bank (exhibit (g)(1) to post-effective amendment No. 45) (2).

(g)(2)	Global custody rider to custody agreement between Registrant and The Chase Manhattan Bank (exhibit (g)(2) to post-effective amendment No. 45) (2).

(g)(3)	Special Foreign Custody Manager Agreement between Registrant and State Farm Investment Management Corp. (exhibit (g)(3) to post-effective amendment No. 45) (2).

(h)(1)	Service Agreement among Registrant, State Farm Investment Management Corp., and State Farm Mutual Automobile Insurance Company (exhibit (h)(1) to post-effective amendment No. 45) (2).

(h)(2)	Service Agreement among Registrant, State Farm VP Management Corp. and State Farm Mutual Automobile Insurance Company (exhibit (h)(2) to post-effective amendment No. 45) (2).

(h)(3)	Transfer Agency and Service Agreement (exhibit (h)(3) to post-effective amendment No. 59) (4).

(i)	Consent of Greenberg Traurig LLP (7).

(j)	Consent of PricewaterhouseCoopers LLP (7).

(k)	N/A

(l)	N/A

(m)	N/A

(n)	N/A

(p)	Code of Ethics of State Farm Associates’ Funds Trust, State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust and State Farm Mutual Fund Trust (6).

(1)	Incorporated by reference to the exhibit filed with post-effective amendment no. 44 to the Registration Statement as filed on January 30, 2001.
(2)	Incorporated by reference to the exhibit filed with post-effective amendment no. 45 to the Registration Statement as filed on March 29, 2001.
(3)	Incorporated by reference to the exhibit filed with post-effective amendment no. 55 to the Registration Statement as filed on March 31, 2009.
(4)	Incorporated by reference to the exhibit filed with post-effective amendment no. 59 to the Registration Statement as filed on March 30, 2011.
(5)	Incorporated by reference to the exhibit filed with post-effective amendment no. 61 to the Registration Statement as filed on March 29, 2012.
(6)	Incorporated by reference to the exhibit filed with post-effective amendment number 67 to the Registration Statement as filed on March 30, 2015.
(7)	Filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the Registrant within the meaning of this item.

ITEM 30. INDEMNIFICATION

As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated January 5, 2001 and amended and restated March 16, 2012 (the Declaration of Trust). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the DSTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The information in the statement of additional information under the caption “Trustees and Officers” and “Investment Advisory Agreements” is incorporated herein by reference. Other than its status as investment adviser to other State Farm mutual funds and other advisory clients, State Farm Investment Management Corp., has not at any time during the past two fiscal years engaged in any other business of a substantial nature. The directors and officers of State Farm Investment Management Corp., whose status is determined as of March 13, 2019, have engaged during the previous two fiscal years in other businesses, professions, vocations or employment or in the capacity of director, officer, employee, partner or trustee as described in the SAI and as described below:

Directors and Officers of State Farm Investment Management Corp.:

Michael L. Tipsord, Director and President. Chief Executive Officer - State Farm Mutual Automobile Insurance Company.

Lisa Stewart, Director and Vice President*

Scott Hintz, Vice President - Financial and Secretary. Assistant Vice President - State Farm Mutual Automobile Insurance Company.

Paul J. Smith, Senior Vice President and Director*

Joe R. Monk, Jr. Senior Vice President and Director*

Rand Harbert, Senior Vice President and Director. Executive Vice President and Chief Agency Sales and Marketing Officer - State Farm Mutual Automobile Insurance Company.

Joseph P. Young, Vice President*

Terrence Ludwig, Chief Compliance Officer, Treasurer, Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer*

*	See the information contained in the statement of additional information under the caption “Trustees and Officers,” incorporated herein by reference.

ITEM 32. PRINCIPAL UNDERWRITERS

State Farm VP Management Corp. serves as the principal underwriter to the Registrant. State Farm VP Management Corp. also serves as principal underwriter to variable insurance products issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. The following table contains information concerning each director and officer of State Farm VP Management Corp, whose status is determined as of March 13, 2019, (unless otherwise indicated, the principal business address for each person shown is One State Farm Plaza, Bloomington, IL 61710-0001):

Name and Principal Business Address	Positions and Offices With Underwriter	Positions and Offices With Registrant
Michael L. Tipsord	Director and President	None

Joe R. Monk, Jr.	Director and Senior Vice President	Trustee, President and Chairperson of the Board

Paul J. Smith	Senior Vice President and Director	Trustee, Senior Vice President and Treasurer

Rand Harbert	Senior Vice President and Director	None

Lisa Stewart	Vice President and Director	Vice President

Name and Principal Business Address	Positions and Offices With Underwriter	Positions and Offices With Registrant
Terrence Ludwig	Chief Compliance Officer, Treasurer and Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer	Chief Compliance Officer, Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer

Scott Hintz	Vice President-Financial and Secretary	Vice President and Secretary

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commissions	Other Compensation

State Farm VP Management Corp.	N/A	N/A	N/A	N/A

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

(a)	Registrant

(b)	State Farm Investment Management Corp.

One State Farm Plaza

Bloomington, Illinois 61710-0001

ITEM 34. MANAGEMENT SERVICES

All the management-related service contracts under which services are provided to the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 35. UNDERTAKINGS

The Registrant hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for any Fund is delivered a copy of the Registrant’s latest annual report to shareholders.

The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Associates’ Funds Trust, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomington, and State of Illinois on the 28th day of March 2019.

STATE FARM ASSOCIATES’ FUNDS TRUST

By:	/s/ Joe R. Monk, Jr.
Joe R. Monk, Jr.
Trustee, President and Chairperson of the Board

Pursuant to the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Joe R. Monk, Jr.	Trustee, President and Chairperson of the Board	March 28, 2019

*Paul J. Smith	Trustee	March 28, 2019

*Thomas M. Mengler	Trustee	March 28, 2019

*Victor J. Boschini	Trustee	March 28, 2019

*David L. Vance	Trustee	March 28, 2019

*Alan R. Latshaw	Trustee	March 28, 2019

*Anita M. Nagler	Trustee	March 28, 2019

By:	/s/ David Moore
David Moore
Attorney-In-Fact
March 28, 2019

*Original power of attorney authorizing David Moore, among others, to execute this Registration Statement, and amendments thereto, for the trustee of the Registrant on whose behalf this Registration Statement is filed, has been executed and is attached to this Amendment to the Registration Statement.

EXHIBIT INDEX

EXHIBIT LETTER	DESCRIPTION

(i)	Consent of Greenberg Traurig LLP

(j)	Consent of PricewaterhouseCoopers LLP

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